As filed with the Securities and Exchange Commission on May 1, 2003

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [   ]

         Pre-Effective Amendment No.                                      [   ]
         Post-Effective Amendment No.  56                                 [ X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [   ]

         Amendment No.  57                                                [ X ]


                        (Check appropriate box or boxes)

                            STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                           53051
(Address of Principal Executive Offices)                             (Zip Code)

         Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box).

     [   ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [   ] on (date) pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 [ X ] on June 30, 2003 pursuant to paragraph (a)(1) of Rule 485
     [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                              DATE OF ISSUANCE: MAY 1, 2003


                                                     PROSPECTUS   JUNE 30, 2003

[INSTITUTIONAL CLASS (written vertically)]



                                                                         Strong
                                                                     Enterprise
                                                                           Fund


                                                        [PICTURE OF MAN]

















                                                         STRONG  [STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What is the Fund's objective?

What are the Fund's principal investment strategies?

What are the main risks of investing in the Fund?

What are the Fund's fees and expenses?

Who are the Fund's investment advisor and portfolio managers?

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Percentage Restrictions

Financial Highlights


YOUR ACCOUNT

Share Price

Managing Your Account

Investment Minimums

Additional Information

Distributions

Taxes

Reserved Rights

For More Information

IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUNDS, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUNDS.

YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?

The STRONG ENTERPRISE FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The ENTERPRISE FUND invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.

The manager of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

ACTIVE TRADING RISK: An active trading approach may increase the Funds' costs and reduce the Funds' performance.

FOREIGN SECURITIES RISKS: Foreign investments may be subject to currency-rate fluctuations, political and economic instability, along with different financial reporting standards and taxes, less liquidity, and less-strict regulation of securities markets than U.S. investments.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the Fund's Institutional Class shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Performance results for the Institutional Class shares, which were first offered on June 30, 2003, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through June 29, 2003. The Investor Class shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares, because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class are similar to those of the Investor Class shares depicted below, because each is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.

CALENDAR YEAR TOTAL RETURNS

---------------------------------
    Year          Enterprise
---------------------------------
    1999            187.8%
---------------------------------
    2000            -29.8%
---------------------------------
    2001            -22.0%
---------------------------------
    2002            -28.2%
---------------------------------


BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

BEST QUARTER RETURN           WORST QUARTER RETURN
----------------------------- -----------------------------
71.3% (4th Q 1999)            -24.3%(4th Q 2000)

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-02

-------------------------------------------------- ------------- --------------------------
 FUND/INDEX                                           1-YEAR      SINCE FUND INCEPTION(1)
-------------------------------------------------- ------------- --------------------------

 ENTERPRISE
-------------------------------------------------- ------------- --------------------------
Return Before Taxes                                 -28.18%           12.82%
-------------------------------------------------- ------------- --------------------------
Return After Taxes on Distributions                 -28.18%           12.34%
-------------------------------------------------- ------------- --------------------------
Return After Taxes on Distributions and Sale of     -17.31%(2)        10.51%
Fund Shares
-------------------------------------------------- ------------- --------------------------
 Russell Midcap(R)Index (reflects no deduction      -16.19%            4.36%
 for fees, expenses, or taxes)(3)
-------------------------------------------------- ------------- --------------------------
 Lipper Mid-Cap Growth Funds Index (reflects no     -28.47%            0.84%
 deduction for fees, expenses, or taxes)(4)
-------------------------------------------------- ------------- --------------------------

(1) THE FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1998, AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON JUNE 30, 2003.
(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE RUSSELL MIDCAP(R) INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, WHICH REPRESENTS APPROXIMATELY 26% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX.
(4) THE LIPPER MID-CAP GROWTH FUNDS INDEX IS AN AVERAGE OF THE 30 LARGEST FUNDS IN ITS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Institutional Class shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.

The Annual Fund Operating Expenses table and Example table shown below are based on estimated annual expenses incurred during the Fund's fiscal period ending December 31, 2003. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

Management Fee(1)                   0.75%
Other Expenses                          %(2)
Total Annual Operating Expenses         %

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2)  BASED ON ANNUALIZED ESTIMATED EXPENSES.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR                3 YEARS
--------------------- ------------------


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $ billion as of April 30, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.

                                                       CURRENT ANNUAL
AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------
For assets under $4 billion                                 0.75%
For the next $2 billion assets                              0.725%
For assets $6 billion and above                             0.70%

The following individuals are the Fund's Portfolio Managers.

THOMAS J. PENCE manages the Fund. Mr. Pence joined Strong as a Portfolio Manager in October 2000 and has earned the right to use the Chartered Financial Analyst designation. He has managed the ENTERPRISE FUND since October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a healthcare facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Fund's Investor Class shares for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Investor Class shares are not offered in this prospectus. The returns for the Institutional Class shares are similar to those of the Investor Class shares because it is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares. These figures have been audited by Pricewaterhouse Coopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

STRONG ENTERPRISE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------


                                                  ---------------------------------------------------------------
                                                  ----------- ------------ ------------ ------------ ------------

                                                   DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
SELECTED PER-SHARE DATA(A)                           2002        2001         2000         1999       1998 (B)
------------------------------------------------- ----------- ------------ ------------ ------------ ------------
Net Asset Value, Beginning of Period              $22.14       $28.37       $41.24       $14.74       $10.00
Income From Investment Operations:
     Net Investment Income (Loss)                 (0.28)(c)    (0.31)       (0.28)       (0.09)       (0.01)
     Net Realized and Unrealized Gains (Losses)   (5.96)       (5.92)      (12.04)        27.43        4.75
        on Investments
------------------------------------------------- ----------- ------------ ------------ ------------ ------------
     Total From Investment Operations             (6.24)       (6.23)      (12.32)        27.34        4.74
Less Distributions:
     From Net Realized Gains                        --          --          (0.55)       (0.84)       (0.00)(d)
------------------------------------------------- ----------- ------------ ------------ ------------ ------------
     Total Distributions                            --          --          (0.55)       (0.84)       (0.00)(d)
------------------------------------------------- ----------- ------------ ------------ ------------ ------------
Net Asset Value, End of Period                    $15.90       $22.14       $28.37       $41.24       $14.74
RATIOS AND SUPPLEMENTAL DATA
================================================= =========== ============ ============ ============ ============
     Total Return                                 -28.2%       -22.0%       -29.8%       +187.8%      +47.4%
------------------------------------------------- ----------- ------------ ------------ ------------ ------------
     Net Assets, End of Period (In Millions)       $224         $372         $575         $571          $11
     Ratio of Expenses to Average Net Assets       2.0%         1.8%         1.4%         1.4%         2.0%*
        Before Expense Offsets
     Ratio of Expenses to Average Net Assets       2.0%         1.8%         1.4%         1.4%         2.0%*
     Ratio of Net Investment Income (Loss) to
        Average Net Assets                        (1.5%)       (1.2%)       (0.7%)       (1.0%)       (0.9%)*
     Portfolio Turnover Rate(e)                   376.8%       629.8%       473.7%       178.1%        95.7%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by average shares outstanding throughout the year.
(d)  Amount calculated is less than $0.005.
(e) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.

((Side Box))
------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
------------------------------------------------------

FOREIGN SECURITIES
Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate the Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that such significant events require fair valuation of those portfolio securities that may be affected by the event.


MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.

BY MAIL
Please send all mail requests to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:

o        OPEN AN ACCOUNT
         Prior to your initial investment, send a signed, completed application.
o        SELL SHARES
         Send a written request signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect a redemption.

BY WIRE
Funding of the following transactions must be made by wire:
o        OPEN AN ACCOUNT
o        MAKE ADDITIONAL INVESTMENTS
o        SELL SHARES

Wire instructions:

     U.S. Bank, National Association
     777 East Wisconsin Ave.
     Milwaukee, WI  53202
     ABA routing number: 075000022
     Account number:  112737-090
     For further credit to:  (insert your account number and registration)

The Fund pays wire fees, which are a Fund expense. If U.S. Bank, National Association, the Fund's agent, does not receive payment by the close of the federal wire system the same day, your order may be canceled or you may be liable for resulting interest expenses.

BY TELEPHONE
Call 1-888-368-6622 before 3:00 p.m., Central Time, to speak to a customer service representative or 1-414-359-3888 to send a facsimile. Faxed written requests must be signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect the transaction. During times of unusual market activity, our customer service representatives may be busy and you may experience a delay placing a telephone request. During these times, consider using our web site. You can manage your account by telephone in the following ways:

o        MAKE ADDITIONAL INVESTMENTS
o        EXCHANGE SHARES
         For accounts with the Exchange Option,  you can exchange shares between
         Strong   accounts   with  the  same   name,   address,   and   taxpayer
         identification number.
o        SELL SHARES
         For accounts with the Redemption Option, you can have proceeds wired to a properly authorized bank account.

ONLINE
You can manage your account online at WWW.STRONGINSTITUTIONAL.COM in the following ways:

o        MAKE ADDITIONAL INVESTMENTS
o        EXCHANGE SHARES
         For accounts with the Exchange Option,  you can exchange shares between
         Strong   accounts   with  the  same   name,   address,   and   taxpayer
         identification number.
o        SELL SHARES
         For accounts with the Redemption Option, you can have proceeds wired to a properly authorized bank account.

THROUGH THIRD PARTIES
When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details. Broker-dealers, including the Fund's distributor, and other intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing accounts with the broker-dealer or intermediary, and/or for purchasing shares of the Strong Funds. Contact your broker-dealer or intermediary or consult the Statement of Additional Information for more information on these programs. You can manage your account through third parties in the following ways:

o        OPEN AN ACCOUNT
o        MAKE ADDITIONAL INVESTMENTS
o        EXCHANGE SHARES
o        SELL SHARES

INVESTMENT MINIMUMS

The initial investment minimum is $1,000,000. The initial investment minimum is waived for registered investment advisors with an initial investment of at least $250,000. After your initial investment, additional transactions may be made in any amount.

ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site, or call a customer service representative for more information.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number. To protect the Fund's performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.

MARKET TIMERS
The Fund will consider the following factors to identify market timers: shareholders who (1) have requested an exchange out of the Fund within 30 days of an earlier exchange request; (2) have exchanged shares out of the Fund more than twice in a calendar quarter; (3) have exchanged shares equal to at least $5 million or more than 1% of the Fund's net assets; or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

PERSONAL INFORMATION
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may refuse to open an account for you. Until we are able to verify your identity, we may take certain actions on your account without prior notice to you, including rejecting purchase and redemption requests, suspending account services, or closing the account.

PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES
When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.

SELLING SHARES
After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. The original application must be on file with the Fund's transfer agent before a redemption request will be processed. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require a signature guarantee for all authorized owners of an account include but are not limited to:

o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account;
o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners;
o When transferring the ownership of an account to another individual or organization;
o    If adding/changing a name or adding/removing an owner on an account, and
o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-888-368-6622.

TAXES

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Fund may increase the amount of capital gains tax that you have to pay on the Fund's returns.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                BY OVERNIGHT DELIVERY
1-888-368-6622                              Strong Institutional Client Services
                                            One Hundred Heritage Reserve
                                            Menomonee Falls, WI 53051

BY MAIL                                ON THE INTERNET
Strong  Institutional Client Services  View online or download documents:
P.O. Box 2936                          Strong Funds: WWW.STRONGINSTITUTIONAL.COM
Milwaukee, WI  53201-2936              SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Enterprise Fund, a series of Strong Equity Funds, Inc., SEC file number 811-08100

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                             DATE OF ISSUANCE: MAY 1, 2003

                                                   PROSPECTUS   JUNE 30, 2003






                                                                         Strong
                                                           Large Company Growth
                                                                           Fund

                                                                        CLASS K

                                                  [PICTURE OF MAN]












                                                      STRONG [STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What is the Fund's objective?

What are the Fund's principal investment strategies?

What are the main risks of investing in the Fund?

What are the Fund's fees and expenses?

Who are the Fund's investment advisor and portfolio managers?

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Percentage Restrictions

Financial Highlights


YOUR ACCOUNT

Share Price

Qualified Investors

Managing Your Account

Additional Information

Distributions

Taxes

Reserved Rights

For More Information

IN THIS PROSPECTUS, "WE," "US," OR "OUR" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG FUND AND STRONG ADVISOR FUND, OR STRONG INVESTOR SERVICES INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG FUND AND STRONG ADVISOR FUND.

YOUR INVESTMENT

KEY INFORMATION

WHAT IS THE FUND'S OBJECTIVE?

The STRONG LARGE COMPANY GROWTH FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, the managers emphasize capital appreciation and current yield. Accordingly, while most of the securities selected for investment will consist of income-producing equity securities that also provide capital growth, some of the securities selected will be chosen for their capital growth capabilities alone. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the Russell 1000 Growth Index. The Fund may also utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The managers of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The Fund's major risks are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.

ACTIVE TRADING RISK: An active trading approach may increase the Funds' costs and reduce the Funds' performance.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each Fund invests in growth-style stocks. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SECTOR RISK: To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class K shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class K shares, which are not subject to a sales charge or distribution fee, are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE
The following return information illustrates how the performance of the Fund's Class K shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of Fund with similar investment objectives. Please keep in mind that the past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

The LARGE COMPANY GROWTH FUND was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund (Rockhaven Premier Fund). This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Fund in exchange for the Rockhaven Premier Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Fund. As a result, the Fund's return information prior to the acquisition was derived from the performance of the Rockhaven Premier Fund.
The performance results for the Class K shares of the Fund, which were first offered on June 30, 2003, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through June 29, 2003. The Investor Class shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Class K shares. This is because the Investor Class shares are invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares.

CALENDAR YEAR TOTAL RETURNS

   ---------------------------
                    Large
   Year            Company
                  Growth(1)
   ---------------------------
   1998              14.8%
   ---------------------------
   1999              52.1%
   ---------------------------
   2000               3.3%
   ---------------------------
   2001              -9.0%
   ---------------------------
   2002             -18.1%
   ---------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND                                   BEST QUARTER RETURN                WORST QUARTER RETURN
-------------------------------------- ---------------------------------- -----------------------------------
Large Company Growth                   30.0% (4th Q 1999)                 -13.2% (2nd Q 2002)

(1) THE RETURNS PRESENTED IN THIS CHART DO NOT REFLECT THE ROCKHAVEN PREMIER FUND'S MAXIMUM INITIAL SALES CHARGE OF 5.75% THAT WAS IN EFFECT FROM SEPTEMBER 17, 1999, THROUGH SEPTEMBER 13, 2002. IF IT DID, RETURNS WOULD BE LOWER THAN THOSE SHOWN. NO SALES CHARGE WAS IMPOSED ON REINVESTED DIVIDENDS AND DISTRIBUTIONS.

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12-31-02
----------------------------------------------------- ------------ -------------- -------------------------

FUND/INDEX                                            1-YEAR       5-YEAR         SINCE FUND INCEPTION(1)
----------------------------------------------------- ------------ -------------- -------------------------

LARGE COMPANY GROWTH(2)
----------------------------------------------------- ------------ -------------- -------------------------
Return Before Taxes                                    -18.89%        6.13%             6.15%
----------------------------------------------------- ------------ -------------- -------------------------
Return After Taxes on Distributions                    -19.62%        4.39%             4.44%
----------------------------------------------------- ------------ -------------- -------------------------
Return After Taxes on Distributions and Sale of        -11.56%(3)     4.37%             4.39%
Fund Shares
----------------------------------------------------- ------------ -------------- -------------------------
S&P 500 Index (reflects no deduction for fees,         -22.09%       -0.58%             0.13%
expenses, or taxes)(4)
----------------------------------------------------- ------------ -------------- -------------------------
Russell 1000 Growth Index (reflects no deduction       -27.88%       -3.84%            -3.23%
for fees, expenses, or taxes)(5)
----------------------------------------------------- ------------ -------------- -------------------------
Lipper Large-Cap Growth Funds Index (reflects no       -28.11%       -4.16%            -3.39%
deduction for fees, expenses, or taxes)(6)
----------------------------------------------------- ------------ -------------- -------------------------

(1) THE FUND COMMENCED OPERATIONS ON NOVEMBER 3, 1997, AND FIRST OFFERED CLASS K SHARES ON JUNE 30, 2003.
(2) THE PERFORMANCE TABLE DOES NOT REFLECT THE ROCKHAVEN PREMIER FUND'S MAXIMUM INITIAL SALES CHARGE OF 5.75%, WHICH WAS IN EFFECT FROM SEPTEMBER 17, 1999, THROUGH SEPTEMBER 13, 2002. IF IT DID, RETURNS WOULD BE LOWER THAN THOSE
     SHOWN.   NO  SALES  CHARGE  WAS  IMPOSED  ON   REINVESTED   DIVIDENDS   AND
     DISTRIBUTIONS.
(3) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(4) THE S&P 500 INDEX CONSISTS OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. PREVIOUSLY, THE LARGE COMPANY GROWTH FUND COMPARED ITS PERFORMANCE TO THE RUSSELL 1000 GROWTH INDEX. THE FUND'S BENCHMARK INDEX HAS BEEN CHANGED BECAUSE WE BELIEVE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.
(5) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.
(6) THE LIPPER LARGE-CAP GROWTH FUNDS INDEX IS THE AVERAGE OF THE 30 LARGEST FUNDS IN ITS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Class K shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.

The Total Annual Fund Operating Expenses table and Example table are based on annualized estimated expenses to be incurred during the Fund's fiscal period ending December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

Management Fee(1)                   0.75%
Other Expenses                          %(2)
Total Annual Operating Expenses         %

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2)  BASED ON ANNUALIZED ESTIMATED EXPENSES.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual Fund. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR             3 YEARS
------------------ ---------------


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual Fund and other investment portfolios representing assets of over $ billion as of April 30, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual Fund, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

Effective September 5, 2002, Strong succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Fund. When the Rockhaven Premier Fund was acquired by the LARGE COMPANY GROWTH FUND on September 16, 2002, Strong continued as the investment advisor to the LARGE COMPANY GROWTH FUND.

As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.

                                                       CURRENT ANNUAL
AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------
For assets under $4 billion                                 0.75%
For the next $2 billion assets                              0.725%
For assets $6 billion and above                             0.70%

The following individuals are the Fund's Portfolio Managers.

LAWRENCE E. EAKIN, JR. co-manages the LARGE COMPANY GROWTH FUND. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since 2001. From February 1995 until February 1997, Mr. Eakin was a technology analyst at Federated Investors. From 1986 to 1995, Mr. Eakin was a project leader/senior information analyst at Westinghouse Electric. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

CHRISTOPHER H. WILES co-manages the LARGE COMPANY GROWTH FUND and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Premier Fund, since its inception in November 1997. Prior to founding Rockhaven, Mr. Wiles was a senior vice president of Federated Investors, where he also served as an equity Portfolio Manager. Mr. Wiles began his investment career in 1984. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

The Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.

PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Fund's Investor Class shares for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Investor Class shares are not offered in this prospectus. The returns for the Class K shares are similar to those of the Investor Class shares because it is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares. These figures have been audited by Pricewaterhouse Coopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

STRONG LARGE COMPANY GROWTH FUND - INVESTOR CLASS
-------------------------------------------------------------------------------


                                          -------------------------------------------------------------------------
                                          ---------- ----------- ------------ ------------- ----------- -----------

                                          DEC.  31,   SEP.  30,   SEP. 30,     SEP. 30,      SEP. 30,   SEP. 30,
SELECTED PER-SHARE DATA(A)                 2002(B)    2002(C)       2001          2000         1999      1998(D)
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
Net Asset Value, Beginning of Period      $10.25     $12.17       $19.15       $13.12        $9.80      $10.00
Income From Investment Operations:
   Net Investment Income                  0.00(e)     0.31         0.32         0.29         0.18        0.21
   Net Realized and Unrealized Gains
      (Losses) on Investments              0.45      (1.93)       (5.09)        6.26         3.33       (0.21)
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
   Total From Investment Operations        0.45      (1.62)       (4.77)        6.55         3.51         --
Less Distributions:
   From Net Investment Income             (0.04)     (0.27)       (0.32)       (0.27)       (0.19)      (0.20)
   From Net Realized Gains                 --        (0.03)       (1.89)       (0.25)         --          --
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
   Total Distributions                    (0.04)     (0.30)       (2.21)       (0.52)       (0.19)      (0.20)
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
Net Asset Value, End of Period            $10.66     $10.25       $12.17       $19.15       $13.12       $9.80
========================================= ========== =========== ============ ============= =========== ===========
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
----------------------------------------- ---------- ----------- ------------ ------------- ----------- -----------
   Total Return                           +4.4%      -13.7%       -26.2%       +50.7%       +36.0%       -0.1%
   Net Assets, End of Period (In           $21         $18         $33           $37          $9          $2
   Millions)
   Ratio of Expenses to Average Net
   Assets Before Expense Offsets          1.9%*       1.7%         1.6%         1.6%         3.1%       11.3%*
   Ratio of Expenses to Average Net       1.3%*       1.5%         1.5%         1.5%         1.5%        1.5%*
   Assets
   Ratio of Net Investment Income
      (Loss) to Average Net Assets        0.2%*       2.3%         2.2%         1.8%         1.5%        2.6%*
   Portfolio Turnover Rate                71.8%      311.3%       285.3%       180.8%       120.2%      147.6%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2002, the Fund changed its fiscal year-end from September to December.
(c) Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)  For the period from  November 3, 1997  (inception)  through  September  30,
     1998.
(e)  Amount calculated is less than $0.005.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.

((Side Box))
-----------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
-----------------------------------------------------------------

FOREIGN SECURITIES
Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate a Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that such significant events require fair valuation of those portfolio securities that may be affected by the event.

QUALIFIED INVESTORS

Only certain types of investors qualify to purchase Class K shares of the Fund, such as employer-sponsored retirement plans, and indirectly, their participants, for which we or the Fund's distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services. See the Fund's Statement of Additional Information for more information on qualified investors.

MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund.

ONLINE
At WWW.STRONG.COM, you will find general information about investing, daily performance information, portfolio manager commentaries, and information on your retirement plan provisions. If you are a retirement plan participant, you may access your retirement plan account information and exchange Fund shares in a retirement plan account for shares of another Fund offered by the retirement plan 24 hours a day from your personal computer with Strong netDirect(R). Encryption technology and passwords help to protect your account information.

BY TELEPHONE
Please call 1-888-405-4015 to access the Strong PhoneConnectSM Automated Telephone System. Strong PhoneConnectSM enables you to use a touch-tone phone to access retirement plan account information, exchange shares of the Fund in a retirement plan account for shares of another Fund offered by the retirement plan, change investment elections, and, if you are eligible for a distribution from your retirement plan, initiate a distribution. Passwords help to protect your account information.

ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some account options and services may be subject to additional restrictions or conditions. Visit our web site or contact your plan sponsor for more information.

EXCHANGING SHARES
An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Fund.

MARKET TIMERS
The Fund will consider the following factors to identify market timers: shareholders who (1) have requested an exchange out of the Fund within 30 days of an earlier exchange request; (2) have exchanged shares out of the Fund more than twice in a calendar quarter; (3) have exchanged shares equal to at least $5 million or more than 1% of the Fund's net assets; or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

PERSONAL INFORMATION
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may refuse to open an account for you. Until we are able to verify your identity, we may take certain actions on your account without prior notice to you, including rejecting purchase and redemption requests, suspending account services, or closing the account.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement, or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund.

TAXES

The following tax information may be applicable depending on the features of your qualified plan. For further information, please contact your tax advisor.

TAXABLE DISTRIBUTIONS
Generally, if your investment is in a tax advantaged account, your dividends and distributions will not be taxed at the time they are paid, but may be taxed at the time you withdraw them from your account. Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and even though you reinvest your distributions. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Fund may increase the amount of capital gains tax that you have to pay on the Fund's returns.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number or taxpayer identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as a 401(k), YOU MAY WANT TO AVOID:
o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a Fund at a loss if you have purchased additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Fund. Generally, we do this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts, if any.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.

o Close any account that does not meet minimum investment requirements, if any. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus, even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                  BY OVERNIGHT DELIVERY
1-888-405-4015                                Strong Retirement Plan Services
                                              One Hundred Heritage Reserve
BY MAIL                                       Menomonee Falls, WI 53051
Strong  Retirement Plan Services
P.O. Box 2936
Milwaukee, WI 53201-2936                      ON THE INTERNET
                                              View online or download documents:
                                              Strong Fund:  WWW.STRONG.COM
                                              SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Large Company Growth Fund, a series of Strong Equity Fund, Inc., SEC file number: 811-08100

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                             DATE OF ISSUANCE: MAY 1, 2003

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG ENTERPRISE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.

P.O. Box 2936 Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "Fund" refers to the Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the Fund's prospectus dated June 30, 2003. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.
































                                  JUNE 30, 2003

TABLE OF CONTENTS PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................6
   Strong Enterprise Fund......................................................6
   Asset-Backed Debt Obligations...............................................6
   Borrowing...................................................................7
   Cash Management.............................................................7
   Convertible Securities......................................................7
   Debt Obligations............................................................8
   Depositary Receipts.........................................................8
   Derivative Instruments......................................................9
   Exchange-Traded Funds......................................................18
   Foreign Investment Companies...............................................18
   Foreign Securities.........................................................18
   Governmental/Municipal Obligations.........................................19
   High-Yield (High-Risk) Securities..........................................20
   Illiquid Securities........................................................21
   Inflation-Indexed Securities...............................................22
   Lending of Portfolio Securities............................................22
   Mortgage-Backed Debt Securities............................................23
   Preferred Stock............................................................24
   Repurchase Agreements......................................................24
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................24
   Short Sales................................................................25
   Small and Medium Companies.................................................25
   Sovereign Debt.............................................................25
   Standby Commitments........................................................25
   Temporary Defensive Position...............................................27
   U.S. Government Securities.................................................27
   Variable- or Floating-Rate Securities......................................28
   Warrants...................................................................29
   When-Issued and Delayed-Delivery Securities................................29
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................29
DIRECTORS AND OFFICERS........................................................29
PRINCIPAL SHAREHOLDERS........................................................35
INVESTMENT ADVISOR............................................................35
ADMINISTRATOR.................................................................39
DISTRIBUTOR...................................................................41
DISTRIBUTION PLAN.............................................................42
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................43
CUSTODIAN.....................................................................47
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................47
TAXES.........................................................................48
DETERMINATION OF NET ASSET VALUE..............................................52
ADDITIONAL SHAREHOLDER INFORMATION............................................52
ORGANIZATION..................................................................57
SHAREHOLDER MEETINGS..........................................................58
PERFORMANCE INFORMATION.......................................................59
GENERAL INFORMATION...........................................................66
INDEPENDENT ACCOUNTANTS.......................................................68
LEGAL COUNSEL.................................................................68
FINANCIAL STATEMENTS..........................................................68
APPENDIX A - DEFINITION OF CREDIT RATINGS.....................................70
APPENDIX B - SHARE CLASSES....................................................77

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
    (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.  May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil composite, as amended, or such comparable published classification as the Advisor shall select.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES

STRONG ENTERPRISE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes. The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus.

ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." The Fund will also designate on its records liquid assets to cover its position if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount of value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depositary receipts that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The  costs  attributable  to  foreign  investing  that  the Fund  must  bear are frequently higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive tax-exempt principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs;
(2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of the Fund's net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board. The Board of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security,
(2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of the Fund. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium-capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below) and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity; (2) the collateralized interest payments, if any; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the put or demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.

The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average effective portfolio maturity, the Fund (except money market funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors (collectively "Board" and individually, "Directors") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and Director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Each of the Independent Committees held four meetings during the Fund's last fiscal year

                                            DATE FIRST
                              POSITIONS     ELECTED OR
      NAME, ADDRESS,             HELD        APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE             WITH FUNDS     TO OFFICE                 PAST 5 YEARS                CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- -------------- ------------- --------------------------------------- ----------------------------------
Directors Who Are "Interested Persons"

Richard S. Strong*            Director       September     Director of the Advisor since
P.O. Box 2936                                   1981       September 1981; Chairman of the
Milwaukee, WI 53201                                        Advisor since October 1991; Chief
Age 60                       Chairman of      October      Investment Officer of the Advisor
                             the Board         1991        since January 1996; Security Analyst
                                                           and Portfolio Manager of the Advisor
                                                           since 1985; Chief Executive Officer
                                                           of the Advisor from 1974 to 1985;
                                                           Chairman of Strong Financial
                                                           Corporation (holding company) since
                                                           May 2001; Director and Chairman of
                                                           Strong Service Corporation (an
                                                           investment advisor) since 1995;
                                                           Director and Chairman of Strong
                                                           Investor Services, Inc. (a transfer
                                                           agent and administrator) since July
                                                           2001.

                                                           Mr. Strong founded the Advisor in 1974
                                                           and has been in the investment management
                                                           business since 1967.

Directors Who Are Not "Interested Persons"

Willie D. Davis              Director           July      President and Chief Executive Officer   Director of Wisconsin Energy
161 North La Brea                               1994      of All Pro  Broadcasting, Inc. since    Corporation (formerly WICOR, Inc.)
Inglewood, CA  90301                                      1977.                                   (a utility company) since 1990,
Age 68                                                                                            Metro-Goldwyn-Mayer, Inc. (an
                                                                                                  entertainment company) since 1998,
                                                                                                  Bassett Furniture Industries, Inc.
                                                                                                  since 1997, Checker's Drive-In
                                                                                                  Restaurants, Inc. (formerly
                                                                                                  Rally's Hamburgers, Inc.) since
                                                                                                  1994, Johnson Controls, Inc. (an
                                                                                                  industrial company) since 1992,
                                                                                                  MGM Mirage (formerly MGM Grand,
                                                                                                  Inc.) (an entertainment/hotel
                                                                                                  company) since 1990, Dow Chemical
                                                                                                  Company since 1988, Kmart
                                                                                                  Corporation (a discount consumer
                                                                                                  products company) since 1985, Sara
                                                                                                  Lee Corporation (a food/consumer
                                                                                                  products company) since 1983,
                                                                                                  Alliance Bank since 1980,
                                                                                                  Manpower, Inc. since 2001, and
                                                                                                  Alliance Insurance (formerly the
                                                                                                  Fireman's Fund) (an insurance
                                                                                                  company) from 1975 to 1990;
                                                                                                  Trustee of the University of
                                                                                                  Chicago since 1980 and Marquette
                                                                                                  University since 1988.

Stanley Kritzik              Director       January    Partner of Metropolitan Associates         Director of Aurora Health Care
1123 North Astor Street                      1995      since 1962.                                since September 1987, Wisconsin
Milwaukee WI  53202                                                                               Health Information Network since
Age 73                      Chairman of      July                                                 November 1997, and  Health Network
                             the Audit       2000                                                 Ventures, Inc. from 1992 to April
                             Committee                                                            2000; Member of the Board of
                                                                                                  Governors of  Snowmass Village
                                                                                                  Resort Association  from October
                                                                                                  1999  until October 2002.

William F. Vogt              Director       January    Senior Vice President of IDX Systems
P.O. Box 7657                                1995      Corporation since June 2001 ;
Avon, CO  81620                                        President of Vogt Management
Age 55                       Chairman                  Consulting, Inc. from July 1990 to
                              of the        January    June 2001; Executive Director of
                            Independent      1995      University Physicians of the
                             Directors                 University of Colorado  from April
                             Committee                 1982 to June 1990; former Fellow of
                                                       the American College of Medical
                                                       Practice Executives.

Neal Malicky                 Director      December    President Emeritus of                     Director of Aspire Learning
4608 Turnberry Drive                         1999      Baldwin-Wallace College since July        Corporation since June 2000;
Lawrence, KS  66047                                    2000; Chancellor of Baldwin-Wallace       Trustee of Southwest Community
Age 68                                                 College from July 1999 to June 2000;      Health Systems, Cleveland
                                                       President of Baldwin-Wallace College      Scholarship Program, and The
                                                       from July 1981 to June 1999.              National Conference for Community
                                                                                                 and Justice until 2001; President
                                                                                                 of the National Association of
                                                                                                 Schools and Colleges of the United
                                                                                                 Methodist Church, Chairperson of
                                                                                                 the Association of Independent
                                                                                                 Colleges and Universities of Ohio,
                                                                                                 and Secretary of the National
                                                                                                 Association of Independent Colleges
                                                                                                 and Universities until 2001; former
                                                                                                 President of the Reserve Homeowners
                                                                                                 Association.

Gordon B. Greer             Director        March      Of Counsel for Bingham McCutchen
P.O. Box 2936                                2002      LLP (a law firm  previously known
Milwaukee, WI  53201                                   as Bingham Dana LLP) from 1997 to
Age 71                                                 February 2002; Partner of Bingham
                                                       McCutchen LLP from 1967 to 1997.

                                                       On behalf of Bingham McCutchen,
                                                       Mr. Greer provided representation
                                                       to the Independent Directors of the
                                                       Strong Funds from 1991 to February
                                                       2002.  Bingham McCutchen has provided
                                                       representation to the Independent
                                                       Directors of the Strong Funds
                                                       since 1991.

Officers

Susan A. Hollister         Vice             July      Associate Counsel of Strong Financial
P.O. Box 2936              President        2000      Corporation since December 2001;
Milwaukee, WI  53201       and                        Associate Counsel of the Advisor
Age 34                     Assistant                  from July 1999  to December 2001;
                           Secretary                  Assistant Executive Vice President
                                                      and Assistant Secretary of the
                                                      Advisor since November 2002; Assistant
                                                      Secretary of Strong Investor Services,
                                                      Inc. since November 2002; Assistant
                                                      Executive Vice President of the Advisor
                                                      from April 2001 to December 2001;
                                                      Assistant Secretary of the Advisor from
                                                      August 2000 to December 2001; Vice
                                                      President of the Advisor from August
                                                      2000 to April 2001; Deposit Operations
                                                      Supervisor for First Federal Savings
                                                      Bank, LaCrosse - Madison from December
                                                      1993 to August 1996.

                                                      From August 1996 to May 1999, Ms.
                                                      Hollister completed a Juris Doctor at
                                                      the University of Wisconsin Law School.

Richard W. Smirl          Vice           February     Assistant Executive Vice President
P.O. Box 2936             President        2002       since December 2001; Secretary of
Milwaukee, WI  53201                                  the Advisor since November  2002;
Age 35                                                Assistant Secretary of the Advisor
                          Secretary      November     since December 2001; Senior Counsel
                                           2001       of Strong Financial Corporation since
                                                      December 2001; Senior Counsel of the
                                                      Advisor from July 2000 to December
                                                      2001; General Counsel of Strong
                                                      Investments, Inc. ("Distributor")
                                                      since November 2001; Vice President,
                                                      Secretary, and Chief Compliance
                                                      Officer of the Distributor since July
                                                      2000; Lead Counsel of the Distributor
                                                      from July 2000 to November 2001;
                                                      Partner at Keesal, Young & Logan LLP
                                                      (a law firm) from September 1999 to
                                                      July 2000; Associate at Keesal, Young
                                                      & Logan LLP from September 1992 to
                                                      September 1999.

Gilbert L. Southwell III  Assistant      July         Associate Counsel of Strong Financial
P.O. Box 2936             Secretary      2001         Corporation since December 2002;
Milwaukee, WI  53201                                  Assistant Secretary of the Advisor
Age 48                                                since December 2002; Associate
                                                      Counsel of the Advisor from April 2001
                                                      to December 2002; Partner at Michael
                                                      Best & Friedrich, LLP (a law firm)
                                                      from October 1999 to March 2001;
                                                      Assistant General Counsel of U.S. Bank,
                                                      National Association (formerly Firstar
                                                      Bank, N.A.) and/or certain of its
                                                      subsidiaries from November 1984 to
                                                      September 1999.

John W. Widmer           Treasurer       April        Treasurer  of the Advisor since April
P.O. Box 2936                            1999         1999; Assistant Secretary and Assistant
Milwaukee, WI  53201                                  Treasurer of Strong Financial Corporation
Age 38                                                since December 2001; Treasurer of Strong
                                                      Service Corporation since April 1999;
                                                      Treasurer and Assistant Secretary of
                                                      Strong Investor Services, Inc. since
                                                      July 2001; Manager of the Financial
                                                      Management and Sales Reporting Systems
                                                      department of the Advisor from May 1997
                                                      to April 1999; Accounting and Business
                                                      Advisory Manager at Arthur Andersen LLP
                                                      (Milwaukee office) from May 1992 to May
                                                      1997; Accountant at Arthur Andersen LLP
                                                      from June 1987 to May 1992.

Thomas M. Zoeller       Vice           October        Secretary of the Advisor since December
P.O. Box 2936           Presid           1999         2001; Executive Vice President of the
Milwaukee, WI  53201                                  Advisor since April 2001; Chief Financial
Age 39                                                Officer of the Advisor since February
                                                      1998; Member of the Office of the Chief
                                                      Executive of Strong Financial Corporation
                                                      since May 2001; Chief Financial Officer
                                                      and Treasurer of Strong Investments, Inc.
                                                      since October 1993; Executive Vice
                                                      President and Secretary of Strong Investor
                                                      Services, Inc. since July 2001;Executive
                                                      Vice President, Chief Financial Officer,
                                                      and Secretary of Strong Service Corporation
                                                      since December 2001; Treasurer of Strong
                                                      Service Corporation from September 1996
                                                      to April 1999; Vice President of Strong
                                                      Service Corporation from April 1999 to
                                                      December 2001; Member of the Office of the
                                                      Chief Executive of the Advisor from
                                                      November 1998 until May 2001; Senior Vice
                                                      President of the Advisor from February
                                                      1998 to April 2001; Treasurer and
                                                      Controller of the Advisor from October
                                                      1991 to February 1998; Controller of the
                                                      Advisor from August 1991 to October 1991;
                                                      Assistant Controller of the Advisor from
                                                      August 1989 to August 1991; Senior
                                                      Accountant at Arthur Andersen LLP from
                                                      September 1986 to August 1989.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2002, by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges:
$1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            DIRECTORS' FUND OWNERSHIP
                           AS OF DECEMBER 31, 2002(1)

                                                                     DIRECTOR

FUND
                                   ------------------------------------------------------------------------------
                                   Richard      Willie D.    Gordon B.     Stanley        Neal       William F.
                                   S.             Davis        Greer       Kritzik       Malicky        Vogt
                                   Strong(2)
---------------------------------- ----------- ------------ ------------ ------------- ------------ -------------
Enterprise Fund                    Over        None         $1-$10,000   $10,001-$50,00$1-$10,000   Over
                                   $100,000                                                         $100,000
Strong Family of Funds(3)          Over        Over         Over         Over          Over         Over
                                   $100,000    $100,000     $100,000     $100,000      $100,000     $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act of 1934, as amended.
(2)  This Director is deemed an "interested person" as defined in the 1940 Act.
(3) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 71 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the disinterested directors by each Fund for the fiscal year ended December 31, 2002, and by the Strong Family of Funds for their most recently completed fiscal periods.

                          AGGREGATE COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002(1)

                                    DIRECTOR
                                   ---------------------------------------------------------------------
FUND                               Willie D.    Gordon B.     Stanley       Neal Malicky   William F.
                                   Davis        Greer(2)      Kritzik(3)                   Vogt(4)
---------------------------------- ------------ ------------- ------------- -------------- -------------
Enterprise Fund                         $1,384        $1,300        $1,393         $1,384        $1,516
Strong Family of Funds(5)             $139,399      $124,162      $140,365       $139,399      $152,332

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(2) Mr. Greer was appointed to the Board effective March 1, 2002. He replaced former Director, Mr. Marvin E. Nevins, who retired from the Board effective February 11, 2002. Prior to Mr. Nevins' retirement, the Strong Family of Funds and/or an affiliate paid Mr. Nevins $116,371.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(5) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 71 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the directors by the Strong Family of Funds during each of Fund's most recently completed fiscal period.

Unless otherwise noted below, as of May 31, 2003, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

FUND                     CLASS/SHARES                           PERCENT
----------------------- ---------------------------------   ------------------

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of May 31, 2003, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

NAME AND ADDRESS           FUND/CLASS/SHARES                    PERCENT


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR

The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor; Ms. Hollister is Associate Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor; Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Secretary of the Advisor; Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor; Mr. Widmer is Treasurer of the Advisor; and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of April 30, 2003, the Advisor had over $__ billion under management.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

The Board last reviewed the Advisory Agreement for the Fund on May 3, 2002. In its review, the Board was provided materials relating to, and considered and evaluated (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes, if any, on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

On January 28, 2000, the Board determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid by each Fund was reduced by 0.25% of the average daily net asset value of the Fund, effective February 24, 2000.

The Advisor Class and Class K shares of the Fund were not affected by these advisory and administrative arrangements because these classes of shares were first offered for sale on February 24, 2000, and June 30, 2003, respectively.

On May 4, 2001, the Board approved the following changes to the Amended Advisory Agreement for the Fund. The changes were approved by shareholders on July 20, 2001. Under the revised Advisory Agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

             FUND                           CURRENT ANNUAL RATE                       PRIOR ANNUAL RATE
-------------------------------- ------------------------------------------ ---------------------------------------
Enterprise Fund                                   0.75%                            1.00% (prior to 2/24/00)

In addition, the Fund is subject to the following breakpoint schedule.

                                                         CURRENT ANNUAL MANAGEMENT FEE RATE
-------------------------------- -----------------------------------------------------------------------------------
                                                              AVERAGE DAILY NET ASSETS
-------------------------------- -------------------------- --------------------------- ----------------------------
                                     FOR ASSETS UNDER              FOR THE NEXT                 FOR ASSETS
FUND                                    $4 BILLION              $2 BILLION ASSETS          $6 BILLION AND ABOVE
-------------------------------- -------------------------- --------------------------- ----------------------------
Enterprise Fund                             0.75%                      0.725%                     0.70%

The Fund paid the following management fees for the time periods indicated:

                                                                                                MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)                WAIVER($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Enterprise Fund

12/31/00                                   6,594,199                            0                    6,594,199
12/31/01                                   3,183,290                            0                    3,183,290
12/31/02                                   2,224,861                            0                    2,224,861

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Funds according to its Statement of Proxy Voting Policies ("Proxy Voting Policy"). The general principle of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

                                  ADMINISTRATOR

Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The Administrator is an affiliated company of the Advisor and Distributor.

The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. The Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Fund is authorized to offer four classes of shares: Investor Class, Advisor Class, Institutional Class, and Class K shares.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

ADMINISTRATION AGREEMENT - INVESTOR CLASS AND CLASS K

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for each of the Investor Class and Class K shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class and Class K shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class and Class K shares, including Investor Class and Class K prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class and Class K shareholders, and attending to routine correspondence and other communications with individual Investor Class and Class K shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class and Class K shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class and Class K shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class and Class K shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class and Class K shares may be effected, and certain other matters pertaining to the Investor Class and Class K shares; (viii) assisting shareholders in designating and changing dividend options, account designations, and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class and Class K shares;
(xii) verifying purchase and redemption orders and transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class and Class K shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Fund, the Administrator receives a fee from the Fund, at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

Prior to May 1, 2001, the Investor Class fee was computed an payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv)
supervising  the daily  pricing  of the  Fund's  investment  portfolios  and the publication  of the  respective  net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 27, 2001, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time periods indicated. NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE INSTITUTIONAL CLASS SHARES OF THE FUND BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL JUNE 30, 2002.

                                 ADMINISTRATIVE                                      ADMINISTRATIVE FEE
      FISCAL YEAR ENDED             FEE ($)                WAIVER($)                  AFTER WAIVER ($)
------------------------------- ----------------- ----------------------------- ------------------------------

Enterprise Fund - Investor Class(1)

12/31/00(2)                            1,830,006                             0                      1,830,006
12/31/01                               1,139,685                             0                      1,139,685
12/31/02                                 885,448                       124,046                        761,402

Enterprise Fund - Advisor Class(3)

12/31/00(2)                                   52                             0                             52
12/31/01                                   2,138                             0                          2,138
12/31/02                                   3,912                             0                          3,912

Enterprise Fund - Class K(4)

12/31/02(5)                                2,469                             0                          2,469

(1)  First applicable on February 24, 2000.
(2)  For the ten-month fiscal period ended December 31, 2000.
(3)  First offered on February 24, 2000.
(4)  First offered on August 30, 2002.
(5)  For the four-month fiscal period ended December 31, 2002.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class, Advisor Class, Institutional Class, and Class K shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of these shares. Class K shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class K shares.

Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Fund (collectively "12b-1 shares") in accordance with Rule 12b-1 under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION APPLIES TO THE ADVISOR CLASS SHARES OF THE FUND ONLY.
                                DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan for Investor and Advisor Class shares are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

ADVISOR CLASS SHARES. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rue 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                                           REMAINING 12B-1 FEES USED
                                                                                                   TO PAY FOR
                                                                                               1) ADVERTISING AND
                                                                                            2) PRINTING AND MAILING
                        NET 12B-1                      COMPENSATION TO     12B-1 FEES     OF PROSPECTUSES TO OTHER
                        FEES PAID                      UNAFFILIATED       RETAINED BY     THAN CURRENT SHAREHOLDERS
  FISCAL YEAR ENDED     BY FUND ($)    WAIVER ($)      BROKER-DEALERS ($)   SII ($)(1)               ($)
----------------------- ------------- ------------- ----------------------- -------------- ---------------------------

Enterprise Fund - Advisor Class(1)

12/31/00(2)                       52             0                   7              0                  45
12/31/01                       1,928             0               1,928              0                   0
12/31/02                       3,258             0               2,431            827                   0

(1)  First offered on February 24, 2000.
(2)  For the ten-month fiscal period ended December 31, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With  respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the client accounts participating in the order in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

The Fund paid the following brokerage commissions for the time periods indicated:

FISCAL YEAR ENDED                                BROKERAGE COMMISSIONS ($)
----------------------------------------- -------------------------------------

Enterprise Fund

12/31/00                                                4,646,376
12/31/01                                                4,880,600
12/31/02                                                3,130,649

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

REGULAR BROKER OR DEALER (OR PARENT) ISSUER                     VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2002
------------------------------------------------------------ ---------------------------------------------------------
Lehman Brothers, Inc.                                         $565,000 (Enterprise)

The table below shows the following Funds' portfolio turnover rate for the last two fiscal periods.

FUND                            DECEMBER 31, 2002             DECEMBER 31, 2001
Enterprise Fund                 376.8%                        629.8%

For the fiscal year ended December 31, 2001, the Fund's portfolio turnover rate resulted from repositioning the Fund's portfolio in light of its investment objectives, policies, and then prevailing market environment.

                                    CUSTODIAN

As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

------------------------------------------ --------------------------------------------------------------------------
SHARE CLASS                                                                  FEE(1)

------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares                      $27.00 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Advisor Class shares                       0.20% of the average daily net asset value of all Advisor Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Institutional Class shares                 0.015% of the average daily net asset value of all Institutional Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Class K shares                             0.20% of the average daily net asset value of all Class K shares.
------------------------------------------ ---------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may voluntarily absorb expenses for the Fund. NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE INSTITUTIONAL CLASS SHARES OF THE ENTERPRISE FUND BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED UNTIL JUNE 30, 2003.

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE ($)          EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Enterprise Fund - Investor Class

12/31/00                   2,023,507             28,008             616,583                   0          2,668,098
12/31/01                   2,267,780             64,762             611,527                   0          2,944,069
12/31/02                   2,090,903             140,134            483,743                   0          2,714,780


Enterprise Fund - Advisor Class(1)

12/31/00(2)                       18                  0                 613                  577                 54
12/31/01                       1,353                596               3,755                    0              5,704
12/31/02                       2,565                 38               1,553                    0              4,156

Enterprise Fund - Class K(1)

12/31/02(9)                    1,338                 34                  53                    0              1,425

(1)  First offered on February 24, 2000.
(2)  For the ten-month fiscal period ended December 31, 2000.
(3)  First offered on August 30, 2002.
(4)  For the four-month fiscal period ended December 31, 2002.

                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) any one issuer or (2) two or more issuers controlled by the RIC and engaged in the same or similar trades or businesses or related trades or businesses. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes to shareholders.

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax. The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CAPITAL LOSS CARRYOVERS

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2002, the Funds in the table below anticipated the following capital loss carryovers:

FUND                                          CAPITAL LOSS CARRYOVER ($)                    EXPIRATION DATE
----                                          --------------------------                    ---------------
Enterprise Fund                                            $ 359,801,272                          2008-2010

DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this selection, each shareholder would (1) be required to include in gross income the shareholder's proportionate share of those taxes paid by RIC and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the fair value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.

Equity securities are valued at the last sales price on the Nasdaq or, if not traded on the Nasdaq, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board.

Debt securities are valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of the Fund. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor determines that the fair value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

FEDERAL RESERVE SYSTEM

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS

The Fund, the Advisor, and/or the Administrator may waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. The Strong Funds offer a prototype plan for you to establish your own traditional IRA. For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your traditional IRA (or up to $6,000 or 100% of earned income between your traditional IRA and your non-working spouse's traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for traditional IRA contributions will increase from the current maximum of $3,000 to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.

Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2003 through 2005
o        $1,000 for 2006 and each year thereafter.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.

If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2003 through 2005
o        $1,000 for 2006 and each year thereafter.

COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into a Coverdell Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to a Coverdell Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP IRA plans that were established prior to January 1, 1997, may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $8,000, for the year 2003, on a pre-tax basis, to a SIMPLE IRA account. The SIMPLE IRA deferral limit will increase as follows:

$9,000 in 2004
$10,000 in 2005

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$1,000 for 2003
$1,500 for 2004
$2,000 for 2005
$2,500 for 2006 and thereafter

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "series" of common stock of a Corporation, as described in the chart below:

                                                      Incorporation   Date Series  Date Class   Authorized      Par
Corporation                                                Date         Created      Created      Shares     Value ($)
----------------------------------------------------- --------------- ------------ ------------ ------------ ----------
Strong Equity Funds, Inc.(1)                             12/28/90                               Indefinite    .00001
   - Strong Advisor Large Company Core Fund(2)                          8/2/02                  Indefinite    .00001
       oClass A(3)                                                                   08/2/02    Indefinite    .00001
       oClass B                                                                      08/2/02    Indefinite    .00001
       oClass C                                                                      08/2/02    Indefinite    .00001
       oClass K                                                                      08/2/02    Indefinite    .00001
   - Strong Advisor Mid Cap Growth Fund(2)                             10/28/96                 Indefinite    .00001
       oClass A(3)                                                                  11/30/00    Indefinite    .00001
       oClass B                                                                     11/30/00    Indefinite    .00001
       oClass C                                                                     11/30/00    Indefinite    .00001
       oClass Z(4)                                                                  10/28/96    Indefinite    .00001
   - Strong Advisor Small Cap Value Fund (2)                           12/10/97                 Indefinite    .00001
       oClass A(3)                                                                  11/30/00    Indefinite    .00001
       oClass B                                                                     11/30/00    Indefinite    .00001
       oClass C                                                                     11/30/00    Indefinite    .00001
       oClass Z(4)                                                                  12/10/97    Indefinite    .00001
   - Strong Advisor Utilities and Energy Fund (2)                       7/22/02                 Indefinite    .00001
       oClass A(3)                                                                   7/22/02    Indefinite    .00001
       oClass B                                                                      7/22/02    Indefinite    .00001
       oClass C                                                                      7/22/02    Indefinite    .00001
   - Strong Dow 30 Value Fund (2)                                      12/10/97                 Indefinite    .00001
       oInvestor Class(5)                                                           12/10/97    Indefinite    .00001
   - Strong Enterprise Fund                                             9/15/98                 Indefinite    .00001
       oInvestor Class(6)                                                            9/15/98    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
           oInstitutional Class                                                     ___/__/03   Indefinite    .00001
           oClass K                                                                  8/2/02     Indefinite    .00001
   - Strong Growth Fund (2)                                            12/28/90                 Indefinite    .00001
       oInvestor Class(6)                                                           12/28/90    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
       oInstitutional Class                                                          2/17/00    Indefinite    .00001
       oClass C                                                                     12/06/02    Indefinite    .00001
       oClass K                                                                      8/2/02     Indefinite    .00001
   - Strong Growth 20 Fund (2)                                          6/04/97                 Indefinite    .00001
       oInvestor Class(6)                                                            6/04/97    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
   - Strong Index 500 Fund (2)                                          4/08/97                 Indefinite    .00001
       oInvestor Class(5)                                                            4/08/97    Indefinite    .00001
   - Strong Large Cap Core Fund (2) (7)                                 5/4/98                  Indefinite    .00001
       oInvestor Class(5)                                                            5/4/98     Indefinite    .00001
   - Strong Large Company Growth Fund(2)                                8/2/02                  Indefinite    .00001
       oInvestor Class(8)                                                            8/2/02     Indefinite    .00001
   - Strong Mid Cap Disciplined Fund (2)                               12/15/98                 Indefinite    .00001
       oInvestor Class(5)                                                           12/15/98    Indefinite    .00001
   -Strong Technology 100 Fund (2)                                     12/14/99                 Indefinite    .00001
       oInvestor Class(5)                                                           12/14/99    Indefinite    .00001
   -Strong U.S. Emerging Growth Fund (2)                               12/15/98                 Indefinite    .00001
       oInvestor Class(5)                                                           12/15/98    Indefinite    .00001
   - Strong Value Fund (2)                                             11/01/95                 Indefinite    .00001
       oInvestor Class(5)                                                           11/01/95    Indefinite    .00001

(1)  Prior to November 1, 1995, the  Corporation's  name was Strong Growth Fund,
     Inc.
(2) Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
(3) The former Class L shares were redesignated and converted into Class A shares on December 27, 2001.
(4) Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
(5) Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
(7) Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.
(8) The Large Company Growth Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

The Strong Enterprise Fund is a diversified series of Strong Equity Funds, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor and/or Administrator may agree to waive or reduce its fee and/or to absorb certain operating expenses for the Fund. Waivers of fees and absorption of expenses will have the effect of increasing the Fund's performance.

A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.

Performance figures for the Advisor Class shares of the Enterprise Fund are based on the performance of the Fund's Investor Class shares prior to February 24, 2000, which has been recalculated to reflect the additional expenses of the Advisor Class shares. Performance figures for the Class K shares of the Enterprise Fund include the performance of the Fund's Investor Class shares prior to August 30, 2002. Performance figures for the Institutional Class shares of the Enterprise Fund include the performance of the Fund's Investor Class shares prior to June 30, 2003. The performance figures for each class of shares will vary based on differences in their expense ratios.

DISTRIBUTION RATE

The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return information (before and after taxes) is calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by the Fund during the period were reinvested in shares of the Fund when paid.

Before tax average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

P(1+T)n=ERV

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period

The Fund's after tax average annual total return information may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by the Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n=ATVD

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return (after taxes on distributions) n = number of years
              ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions, but not on redemption

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n=ATVDR

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return (after taxes on distributions and redemption) n = number of years
              ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect for each of these categories. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not reflected.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class performance, adjusted for sales charges and higher expenses, if any, among the classes.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges and redemption fees, if any.

                                  TOTAL RETURN

For purposes of the tables below, the ending value is calculated based on an initial investment of $10,000 and was then used to calculate the cumulative total return.

ENTERPRISE FUND

INVESTOR CLASS

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
                                                                   -------------- --------------- --------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
One Year            $10,000           $7,182           -28.18%       -28.18%          -28.18%          -17.31%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Life of Fund(1)     $10,000           $16,702           67.02%        12.82%           12.34%           10.51%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
(1) Commenced operations on September 30, 1998.

ADVISOR CLASS(1)

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
------------------------------- -------------------- ------------- ---------------------------------------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
One Year            $10,000           $7,196           -28.04%       -28.04%          -28.04%          -17.22%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Life of Fund(2)     $10,000           $16,587           65.87%        12.64%           12.15%           10.35%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on September 30, 1998.

INSTITUTIONAL CLASS(1)

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
                                                                   -------------- --------------- --------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
One Year            $10,000           $7,182           -28.18%       -28.18%          -28.18%          -17.31%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Life of Fund(2)     $10,000           $16,702           67.02%        12.82%           12.34%           10.51%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1) First offered June 30, 2003.
(2)Commenced operations on September 30, 1998.

CLASS K(1)

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
                                                                   -------------- --------------- --------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
One Year            $10,000           $7,200           -28.00%       -28.00%          -28.00%          -17.19%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Life of Fund(2)     $10,000           $16,744           67.44%        12.89%           12.40%           10.57%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on August 30, 2002.
(2)  Commenced operations on September 30, 1998.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as MONEY, FORBES, KIPLINGER'S, SMART MONEY, FINANCIAL WORLD, BUSINESS WEEK, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, MUTUAL FUND MAGAZINE, BARRON'S, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Administrator, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Administrator, or the Distributor.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

HISTORICAL FOREIGN CURRENCY INFORMATION. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Large Company Growth Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the fund may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                         INVESTMENT OBJECTIVE


------------------------------------------------ -------------------------------------------------------------------
CASH MANAGEMENT
------------------------------------------------ -------------------------------------------------------------------
Strong Florida  Municipal Money Market Fund      Federal tax-exempt current income,  a stable  share price, and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong  Heritage  Money Fund                     Current  income,  a stable  share price,  and daily
                                                 liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong  Money  Market Fund                       Current  income,  a stable  share  price,  and daily
                                                 liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Municipal Money Market Fund               Federal tax-exempt current income, a stable share-price,
                                                 and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Tax-Free Money Fund                       Federal tax-exempt current income, a stable share-price, and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Ultra Short-Term Income Fund              Current income with a very low degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Ultra Short-Term Municipal Income Fund    Federal  tax-exempt current  income with a very low degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
GROWTH AND INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong Balanced Fund                             High total return consistent with reasonable risk
                                                 over the long term.
------------------------------------------------ -------------------------------------------------------------------
Strong  Blue Chip Fund                           Total  return by  investing  for both  income and capital
                                                 growth.
------------------------------------------------ -------------------------------------------------------------------
Strong  Dividend  Income  Fund                   Total  return by  investing  for both  income and
                                                 capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Energy Fund                               Total return by investing for both capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth and Income Fund                    High total return by investing for capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Company Growth Fund                 Total return by investing for both income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Multi Cap Value Fund                      Long-term capital growth.  Current income is a secondary
                                                 objective.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong All Cap Value Fund                        Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Discovery Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Dow 30 Value Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Endeavor Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Enterprise Fund                           Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth Fund                               Capital growth.
------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
Strong Growth 20 Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Index 500 Fund                            To replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Cap Core Fund                       Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Cap Growth Fund                     Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Mid Cap Disciplined Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Opportunity Fund                          Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Small Company Value Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Strategic Value Fund                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Technology 100 Fund                       Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong U.S. Emerging Growth Fund                 Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Value Fund                                Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate Bond Fund                       Total return by investing  for a high level of current income with a moderate  degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate Income Fund                     Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Government Securities Fund                Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield Bond Fund                      Total return by investing for a high level of current income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term Bond Fund                      Total return by investing  for a high level of current  income with a
                                                 low   degree   of   share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund           Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term Income Fund                    Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
INTERNATIONAL EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong Asia Pacific Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Overseas Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
LIFE STAGE SERIES
------------------------------------------------ -------------------------------------------------------------------
Strong Aggressive Portfolio                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Conservative Portfolio                    Total return by  investing  primarily for income and  secondarily for capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Moderate Portfolio                        Total return by  investing primarily for capital growth and  secondarily for income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
MUNICIPAL INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield  Municipal Bond Fund           Total return by investing for a high level of federally
                                                 tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund          Total  return by investing for a high level of federally
                                                 tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Minnesota  Tax-Free  Fund                 Total return by investing  for a high level of current income that is exempt from federal and Minnesota personal income taxes.
------------------------------------------------ -------------------------------------------------------------------
Strong Municipal Bond Fund                       Total return by investing  for a high level of  federally  tax-exempt current  income with a moderate degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Municipal Fund      Total  return by investing for a high level of federally
                                                 tax-exempt  current income with a moderate degree of
                                                 share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term  Municipal Bond Fund           Total return by investing for a high level of federally
                                                 tax-exempt  current income with a low degree of  share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Wisconsin  Tax-Free Fund                  Total return by investing  for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
------------------------------------------------ -------------------------------------------------------------------

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

       UNDER 1 YEAR                1 OR MORE YEARS              4 OR MORE YEARS                5 OR MORE YEARS
       ------------                ---------------              ---------------                ---------------
Florida Municipal Money      Ultra Short-Term             Conservative Portfolio       Aggressive Portfolio
Market Fund                  Income Fund                  Corporate Bond Fund          All Cap Value Fund
Heritage Money Fund          Ultra Short-Term Municipal   Corporate Income Fund        Asia Pacific Fund
Money Market Fund            Income Fund                  Government Securities Fund   Balanced Fund
Municipal Money Market Fund                               High-Yield Bond Fund         Blue Chip Fund
Tax-Free Money Fund          2 OR MORE YEARS              High-Yield Municipal         Discovery Fund
                             ---------------              Bond Fund                    Dividend Income Fund
                             Short-Term Bond Fund         Intermediate Municipal       Dow 30 Value Fund
                             Short-Term High Yield        Bond Fund                    Endeavor Fund
                             Bond Fund                    Minnesota Tax-Free Fund      Energy Fund
                             Short-Term High Yield        Municipal Bond Fund          Enterprise Fund
                             Municipal Fund               Wisconsin Tax-Free Fund      Growth Fund
                             Short-Term Income Fund                                    Growth 20 Fund
                             Short-Term Municipal                                      Growth and Income Fund
                             Bond Fund                                                 Index 500 Fund
                                                                                       Large Cap Core Fund
                                                                                       Large Cap Growth Fund
                                                                                       Large Company Growth Fund
                                                                                       Mid Cap Disciplined Fund
                                                                                       Moderate Portfolio
                                                                                       Multi Cap Value Fund
                                                                                       Opportunity Fund
                                                                                       Overseas Fund
                                                                                       Small Company Value Fund
                                                                                       Strategic Value Fund
                                                                                       Technology 100 Fund
                                                                                       U.S. Emerging Growth Fund
                                                                                       Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a Fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of (SIGMA)(xi - xm)2

                                                 n-1

Where:   (SIGMA) = "the sum of"
         xi = each individual return during the time period xm = the average return over the time period n = the number of individual returns during the time period

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwest-based investment advisor owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once each year, or when your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions, request information, make up your own mind, and choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services Inc., an affiliate of the Advisor, offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and, therefore, are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Accountants.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.


                            MOODY'S LONG-TERM RATINGS

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the `AAA(xxx)' Long-term national rating category or to categories below `CCC (xxx)'.


                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than `F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                           APPENDIX B - SHARE CLASSES


CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY REQUIREMENTS

Class K shares are available for purchase by the following categories of investors:

o Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

o Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

o    Any Strong fund of funds structure such as Strong Life Stage Series, Inc;

o Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and

o    The Advisor or any of its affiliates.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                              DATE OF ISSUANCE: MAY 1, 2003

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG LARGE COMPANY GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.

P.O. Box 2936 Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "Fund" refers to the Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the Fund's prospectus dated June 30, 2003. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.






























                                  JUNE 30, 2003

TABLE OF CONTENTS PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................6
   Strong Large Company Growth Fund............................................6
   Asset-Backed Debt Obligations...............................................6
   Borrowing...................................................................7
   Cash Management.............................................................7
   Convertible Securities......................................................7
   Debt Obligations............................................................8
   Depositary Receipts.........................................................8
   Derivative Instruments......................................................9
   Exchange-Traded Funds......................................................18
   Foreign Investment Companies...............................................18
   Foreign Securities.........................................................18
   Governmental/Municipal Obligations.........................................19
   High-Yield (High-Risk) Securities..........................................20
   Illiquid Securities........................................................21
   Inflation-Indexed Securities...............................................22
   Lending of Portfolio Securities............................................22
   Mortgage-Backed Debt Securities............................................23
   Preferred Stock............................................................24
   Repurchase Agreements......................................................24
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................24
   Short Sales................................................................25
   Small and Medium Companies.................................................25
   Sovereign Debt.............................................................25
   Standby Commitments........................................................27
   Temporary Defensive Position...............................................27
   U.S. Government Securities.................................................27
   Variable- or Floating-Rate Securities......................................28
   Warrants...................................................................29
   When-Issued and Delayed-Delivery Securities................................29
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................29
DIRECTORS AND OFFICERS........................................................29
PRINCIPAL SHAREHOLDERS........................................................35
INVESTMENT ADVISOR............................................................35
ADMINISTRATOR.................................................................38
DISTRIBUTOR...................................................................40
DISTRIBUTION PLAN.............................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................42
CUSTODIAN.....................................................................46
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................46
TAXES.........................................................................47
DETERMINATION OF NET ASSET VALUE..............................................50
ADDITIONAL SHAREHOLDER INFORMATION............................................50
ORGANIZATION..................................................................55
SHAREHOLDER MEETINGS..........................................................56
PERFORMANCE INFORMATION.......................................................57
GENERAL INFORMATION...........................................................64
INDEPENDENT ACCOUNTANTS.......................................................66
LEGAL COUNSEL.................................................................66
FINANCIAL STATEMENTS..........................................................66
APPENDIX A - DEFINITION OF CREDIT RATINGS.....................................67
APPENDIX B - SHARE CLASSES....................................................74


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
    (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.  May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil composite, as amended, or such comparable published classification as the Advisor shall select.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES


STRONG LARGE COMPANY GROWTH FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which, for purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
o Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).
o    The  Fund  may  invest  up to 20% of its net  assets  in debt  obligations, including corporate bonds, notes, rights and warrants, as well as short-term obligations.
o The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Fund expects to remain within 5% of the sector allocation proportions in the Russell 1000 Growth Index on a weekly basis.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes. The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus.

ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." The Fund will also designate on its records liquid assets to cover its position if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount of value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depositary receipts that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The  costs  attributable  to  foreign  investing  that  the Fund  must  bear are frequently higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive tax-exempt principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs;
(2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board. The Board of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security,
(2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of the Fund. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium-capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.

SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below) and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity; (2) the collateralized interest payments, if any; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the put or demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.

The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average effective portfolio maturity, the Fund (except money market funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors (collectively "Board" and individually "Directors") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and Director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. The Large Company Growth Fund's Independent Committees held one meeting in 2002 because it began operations on September 16, 2002.


                                            DATE FIRST
                              POSITIONS     ELECTED OR
      NAME, ADDRESS,             HELD        APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE             WITH FUNDS     TO OFFICE                 PAST 5 YEARS                CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- -------------- ------------- --------------------------------------- ----------------------------------
Directors Who Are "Interested Persons"

Richard S. Strong*            Director       September     Director of the Advisor since
P.O. Box 2936                                   1981       September 1981; Chairman of the
Milwaukee, WI 53201                                        Advisor since October 1991; Chief
Age 60                       Chairman of      October      Investment Officer of the Advisor
                             the Board         1991        since January 1996; Security Analyst
                                                           and Portfolio Manager of the Advisor
                                                           since 1985; Chief Executive Officer
                                                           of the Advisor from 1974 to 1985;
                                                           Chairman of Strong Financial
                                                           Corporation (holding company) since
                                                           May 2001; Director and Chairman of
                                                           Strong Service Corporation (an
                                                           investment advisor) since 1995;
                                                           Director and Chairman of Strong
                                                           Investor Services, Inc. (a transfer
                                                           agent and administrator) since July
                                                           2001.

                                                           Mr. Strong founded the Advisor in 1974
                                                           and has been in the investment management
                                                           business since 1967.

Directors Who Are Not "Interested Persons"

Willie D. Davis              Director           July      President and Chief Executive Officer   Director of Wisconsin Energy
161 North La Brea                               1994      of All Pro  Broadcasting, Inc. since    Corporation (formerly WICOR, Inc.)
Inglewood, CA  90301                                      1977.                                   (a utility company) since 1990,
Age 68                                                                                            Metro-Goldwyn-Mayer, Inc. (an
                                                                                                  entertainment company) since 1998,
                                                                                                  Bassett Furniture Industries, Inc.
                                                                                                  since 1997, Checker's Drive-In
                                                                                                  Restaurants, Inc. (formerly
                                                                                                  Rally's Hamburgers, Inc.) since
                                                                                                  1994, Johnson Controls, Inc. (an
                                                                                                  industrial company) since 1992,
                                                                                                  MGM Mirage (formerly MGM Grand,
                                                                                                  Inc.) (an entertainment/hotel
                                                                                                  company) since 1990, Dow Chemical
                                                                                                  Company since 1988, Kmart
                                                                                                  Corporation (a discount consumer
                                                                                                  products company) since 1985, Sara
                                                                                                  Lee Corporation (a food/consumer
                                                                                                  products company) since 1983,
                                                                                                  Alliance Bank since 1980,
                                                                                                  Manpower, Inc. since 2001, and
                                                                                                  Alliance Insurance (formerly the
                                                                                                  Fireman's Fund) (an insurance
                                                                                                  company) from 1975 to 1990;
                                                                                                  Trustee of the University of
                                                                                                  Chicago since 1980 and Marquette
                                                                                                  University since 1988.

Stanley Kritzik              Director       January    Partner of Metropolitan Associates         Director of Aurora Health Care
1123 North Astor Street                      1995      since 1962.                                since September 1987, Wisconsin
Milwaukee WI  53202                                                                               Health Information Network since
Age 73                      Chairman of      July                                                 November 1997, and  Health Network
                             the Audit       2000                                                 Ventures, Inc. from 1992 to April
                             Committee                                                            2000; Member of the Board of
                                                                                                  Governors of  Snowmass Village
                                                                                                  Resort Association  from October
                                                                                                  1999  until October 2002.

William F. Vogt              Director       January    Senior Vice President of IDX Systems
P.O. Box 7657                                1995      Corporation since June 2001 ;
Avon, CO  81620                                        President of Vogt Management
Age 55                       Chairman                  Consulting, Inc. from July 1990 to
                              of the        January    June 2001; Executive Director of
                            Independent      1995      University Physicians of the
                             Directors                 University of Colorado  from April
                             Committee                 1982 to June 1990; former Fellow of
                                                       the American College of Medical
                                                       Practice Executives.

Neal Malicky                 Director      December    President Emeritus of                     Director of Aspire Learning
4608 Turnberry Drive                         1999      Baldwin-Wallace College since July        Corporation since June 2000;
Lawrence, KS  66047                                    2000; Chancellor of Baldwin-Wallace       Trustee of Southwest Community
Age 68                                                 College from July 1999 to June 2000;      Health Systems, Cleveland
                                                       President of Baldwin-Wallace College      Scholarship Program, and The
                                                       from July 1981 to June 1999.              National Conference for Community
                                                                                                 and Justice until 2001; President
                                                                                                 of the National Association of
                                                                                                 Schools and Colleges of the United
                                                                                                 Methodist Church, Chairperson of
                                                                                                 the Association of Independent
                                                                                                 Colleges and Universities of Ohio,
                                                                                                 and Secretary of the National
                                                                                                 Association of Independent Colleges
                                                                                                 and Universities until 2001; former
                                                                                                 President of the Reserve Homeowners
                                                                                                 Association.

Gordon B. Greer             Director        March      Of Counsel for Bingham McCutchen
P.O. Box 2936                                2002      LLP (a law firm  previously known
Milwaukee, WI  53201                                   as Bingham Dana LLP) from 1997 to
Age 71                                                 February 2002; Partner of Bingham
                                                       McCutchen LLP from 1967 to 1997.

                                                       On behalf of Bingham McCutchen,
                                                       Mr. Greer provided representation
                                                       to the Independent Directors of the
                                                       Strong Funds from 1991 to February
                                                       2002.  Bingham McCutchen has provided
                                                       representation to the Independent
                                                       Directors of the Strong Funds
                                                       since 1991.

Officers

Susan A. Hollister         Vice             July      Associate Counsel of Strong Financial
P.O. Box 2936              President        2000      Corporation since December 2001;
Milwaukee, WI  53201       and                        Associate Counsel of the Advisor
Age 34                     Assistant                  from July 1999  to December 2001;
                           Secretary                  Assistant Executive Vice President
                                                      and Assistant Secretary of the
                                                      Advisor since November 2002; Assistant
                                                      Secretary of Strong Investor Services,
                                                      Inc. since November 2002; Assistant
                                                      Executive Vice President of the Advisor
                                                      from April 2001 to December 2001;
                                                      Assistant Secretary of the Advisor from
                                                      August 2000 to December 2001; Vice
                                                      President of the Advisor from August
                                                      2000 to April 2001; Deposit Operations
                                                      Supervisor for First Federal Savings
                                                      Bank, LaCrosse - Madison from December
                                                      1993 to August 1996.

                                                      From August 1996 to May 1999, Ms.
                                                      Hollister completed a Juris Doctor at
                                                      the University of Wisconsin Law School.

Richard W. Smirl          Vice           February     Assistant Executive Vice President
P.O. Box 2936             President        2002       since December 2001; Secretary of
Milwaukee, WI  53201                                  the Advisor since November  2002;
Age 35                                                Assistant Secretary of the Advisor
                          Secretary      November     since December 2001; Senior Counsel
                                           2001       of Strong Financial Corporation since
                                                      December 2001; Senior Counsel of the
                                                      Advisor from July 2000 to December
                                                      2001; General Counsel of Strong
                                                      Investments, Inc. ("Distributor")
                                                      since November 2001; Vice President,
                                                      Secretary, and Chief Compliance
                                                      Officer of the Distributor since July
                                                      2000; Lead Counsel of the Distributor
                                                      from July 2000 to November 2001;
                                                      Partner at Keesal, Young & Logan LLP
                                                      (a law firm) from September 1999 to
                                                      July 2000; Associate at Keesal, Young
                                                      & Logan LLP from September 1992 to
                                                      September 1999.

Gilbert L. Southwell III  Assistant      July         Associate Counsel of Strong Financial
P.O. Box 2936             Secretary      2001         Corporation since December 2002;
Milwaukee, WI  53201                                  Assistant Secretary of the Advisor
Age 48                                                since December 2002; Associate
                                                      Counsel of the Advisor from April 2001
                                                      to December 2002; Partner at Michael
                                                      Best & Friedrich, LLP (a law firm)
                                                      from October 1999 to March 2001;
                                                      Assistant General Counsel of U.S. Bank,
                                                      National Association (formerly Firstar
                                                      Bank, N.A.) and/or certain of its
                                                      subsidiaries from November 1984 to
                                                      September 1999.

John W. Widmer           Treasurer       April        Treasurer  of the Advisor since April
P.O. Box 2936                            1999         1999; Assistant Secretary and Assistant
Milwaukee, WI  53201                                  Treasurer of Strong Financial Corporation
Age 38                                                since December 2001; Treasurer of Strong
                                                      Service Corporation since April 1999;
                                                      Treasurer and Assistant Secretary of
                                                      Strong Investor Services, Inc. since
                                                      July 2001; Manager of the Financial
                                                      Management and Sales Reporting Systems
                                                      department of the Advisor from May 1997
                                                      to April 1999; Accounting and Business
                                                      Advisory Manager at Arthur Andersen LLP
                                                      (Milwaukee office) from May 1992 to May
                                                      1997; Accountant at Arthur Andersen LLP
                                                      from June 1987 to May 1992.

Thomas M. Zoeller       Vice           October        Secretary of the Advisor since December
P.O. Box 2936           Presid           1999         2001; Executive Vice President of the
Milwaukee, WI  53201                                  Advisor since April 2001; Chief Financial
Age 39                                                Officer of the Advisor since February
                                                      1998; Member of the Office of the Chief
                                                      Executive of Strong Financial Corporation
                                                      since May 2001; Chief Financial Officer
                                                      and Treasurer of Strong Investments, Inc.
                                                      since October 1993; Executive Vice
                                                      President and Secretary of Strong Investor
                                                      Services, Inc. since July 2001;Executive
                                                      Vice President, Chief Financial Officer,
                                                      and Secretary of Strong Service Corporation
                                                      since December 2001; Treasurer of Strong
                                                      Service Corporation from September 1996
                                                      to April 1999; Vice President of Strong
                                                      Service Corporation from April 1999 to
                                                      December 2001; Member of the Office of the
                                                      Chief Executive of the Advisor from
                                                      November 1998 until May 2001; Senior Vice
                                                      President of the Advisor from February
                                                      1998 to April 2001; Treasurer and
                                                      Controller of the Advisor from October
                                                      1991 to February 1998; Controller of the
                                                      Advisor from August 1991 to October 1991;
                                                      Assistant Controller of the Advisor from
                                                      August 1989 to August 1991; Senior
                                                      Accountant at Arthur Andersen LLP from
                                                      September 1986 to August 1989.


The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2002, by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges:
$1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

                            DIRECTORS' FUND OWNERSHIP
                           AS OF DECEMBER 31, 2002(1)

                                                                     DIRECTOR

FUND
                                   ------------------------------------------------------------------------------
                                   Richard      Willie D.    Gordon B.     Stanley        Neal       William F.
                                   S.             Davis        Greer       Kritzik       Malicky        Vogt
                                   Strong(2)
---------------------------------- ----------- ------------ ------------ ------------- ------------ -------------
Large Company Growth Fund(3)       None        None         None         None          None         None
Strong Family of Funds(4)          Over        Over         Over         Over          Over         Over
                                   $100,000    $100,000     $100,000     $100,000      $100,000     $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act of 1934, as amended.
(2)  This Director is deemed an "interested person" as defined in the 1940 Act.
(3) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.
(4) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 71 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the disinterested directors by each Fund for the fiscal year ended December 31, 2002, and by the Strong Family of Funds for their most recently completed fiscal periods.

                          AGGREGATE COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002(1)

                                                                 DIRECTOR
                                   ---------------------------------------------------------------------
FUND                               Willie D.    Gordon B.     Stanley       Neal Malicky   William F.
                                   Davis        Greer(2)      Kritzik(3)                   Vogt(4)
---------------------------------- ------------ ------------- ------------- -------------- -------------
Large Company Growth Fund(6)               $12           $12           $12            $12           $12
Strong Family of Funds(7)             $139,399      $124,162      $140,365       $139,399      $152,332

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(2) Mr. Greer was appointed to the Board effective March 1, 2002. He replaced former Director, Mr. Marvin E. Nevins, who retired from the Board effective February 11, 2002. Prior to Mr. Nevins' retirement, the Strong Family of Funds and/or an affiliate paid Mr. Nevins $116,371.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(5)  For the nine-month fiscal period ended December 31, 2002.
(6) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.
(7) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 71 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the directors by the Strong Family of Funds during each of Fund's most recently completed fiscal period.

Unless otherwise noted below, as of May 31, 2003, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

FUND                        CLASS/SHARES                         PERCENT
--------------------- ---------------------------------- ----------------------

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of May 31, 2003, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

NAME AND ADDRESS            FUND/CLASS/SHARES                      PERCENT

Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR

The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor; Ms. Hollister is Associate Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor; Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Secretary of the Advisor; Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor; Mr. Widmer is Treasurer of the Advisor; and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of April 30, 2003, the Advisor had over $ billion under management.

Effective September 5, 2002, Strong Capital Management, Inc. ("Advisor") succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Dividend Fund. When the Rockhaven Premier Dividend Fund was acquired by the Large Company Growth Fund on September 16, 2002, the Advisor continued as the investment advisor for the Large Company Growth Fund.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

The Board reviewed the Advisory Agreement for the Large Company Growth Fund on August 2, 2002. In its review, the Board was provided materials relating to, (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (iv) the benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

             FUND                           CURRENT ANNUAL RATE                       PRIOR ANNUAL RATE
-------------------------------- ------------------------------------------ ---------------------------------------
Large Company Growth Fund                         0.75%                                     N/A(1)

(1)While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, the Fund did not previously pay any management fees.

In addition, the Fund is subject to the following breakpoint schedule.

                                                         CURRENT ANNUAL MANAGEMENT FEE RATE
-------------------------------- -----------------------------------------------------------------------------------
                                                              AVERAGE DAILY NET ASSETS
-------------------------------- -------------------------- --------------------------- ----------------------------
                                     FOR ASSETS UNDER              FOR THE NEXT                 FOR ASSETS
FUND                                    $4 BILLION              $2 BILLION ASSETS          $6 BILLION AND ABOVE
-------------------------------- -------------------------- --------------------------- ----------------------------
Large Company Growth Fund                   0.75%                      0.725%                     0.70%

The Fund paid the following management fees for the time periods indicated:

                                                                                                MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)                WAIVER($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Large Company Growth Fund(1)

12/31/02(2)                                   50,436                       20,247                       30,189

(1) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any management fees.
(2)  For the three-month fiscal period ended December 31, 2002.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Funds according to its Statement of Proxy Voting Policies ("Proxy Voting Policy"). The general principle of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

                                  ADMINISTRATOR


The Large Company Growth Fund entered into an administration agreement with the Administrator for administration services. The Administrator is an affiliated company of the Advisor and Distributor.

The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. The Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Large Company Growth Fund is authorized to offer two classes of shares: Investor Class and Class K shares.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

ADMINISTRATION AGREEMENT - INVESTOR CLASS AND CLASS K

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for each of the Investor Class and Class K shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class and Class K shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class and Class K shares, including Investor Class and Class K prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class and Class K shareholders, and attending to routine correspondence and other communications with individual Investor Class and Class K shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class and Class K shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class and Class K shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class and Class K shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class and Class K shares may be effected, and certain other matters pertaining to the Investor Class and Class K shares; (viii) assisting shareholders in designating and changing dividend options, account designations, and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class and Class K shares;
(xii) verifying purchase and redemption orders and transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class and Class K shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Fund, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time periods indicated. NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE CLASS K SHARES OF THE LARGE COMPANY GROWTH FUND BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL JUNE 30, 2003.

                                 ADMINISTRATIVE                                      ADMINISTRATIVE FEE
      FISCAL YEAR ENDED             FEE ($)                WAIVER($)                  AFTER WAIVER ($)
------------------------------- ----------------- ----------------------------- ------------------------------

Large Company Growth Fund - Investor Class(1)

12/31/02(2)                               17,747                         4,022                         13,725

(1) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any administration fees.
(2)  For the three-month fiscal period ended December 31, 2002.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The Investor Class and Class K shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of these shares. Class K shares are only available to certain types of investors. See Appendix B for more information on the eligibility criteria for purchasing Class K shares.

Pursuant to a distribution plan adopted on behalf of the Investor Class shares of the Large Company Growth Fund (collectively "12b-1 shares") in accordance with Rule 12b-1 under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan for Investor and Advisor Class shares are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

INVESTOR CLASS SHARES. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                                                    REMAINING 12B-1 FEES
                                                                                                     USED TO PAY FOR
                                                                                                    1) ADVERTISING AND
                                                                                                     2) PRINTING AND
                                                                                                        MAILING OF
                        NET 12B-1                        COMPENSATION TO      12B-1 FEES          PROSPECTUSES TO
                        FEES PAID                        UNAFFILIATED        RETAINED BY SII        OTHER THAN CURRENT
  FISCAL YEAR ENDED     BY FUND ($)     WAIVER ($)       BROKER-DEALERS ($)  ($)(1)              SHAREHOLDERS ($)
----------------------- ------------- ---------------- ---------------------- ----------------- --------------------------

Large Company Growth Fund - Investor Class(1)

12/31/02(2)                   18,527                0                      0                 0                     18,527

(1) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any 12b-1 fees.
(2)  For the three-month fiscal period ended December 31, 2002.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.

When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With  respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the client accounts participating in the order in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:


FISCAL YEAR ENDED                                    BROKERAGE COMMISSIONS ($)
-------------------------------- ----------------------------------------------

Large Company Growth Fund(1)

12/31/02                                                     43,855

(1) While the Fund's predecessor, Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any brokerage commissions.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

REGULAR BROKER OR DEALER (OR PARENT) ISSUER                     VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2002
------------------------------------------------------------ ---------------------------------------------------------
Citigroup, Inc.                                               $253,000 (Large Company Growth)

The table below shows the following Funds' portfolio turnover rate for the last fiscal period.

FUND                                    DECEMBER 31, 2002

Large Company Growth Fund                    71.8%(1)

(1) For the three-month fiscal period ended December 31, 2002.

                                    CUSTODIAN

As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:

------------------------------------------ ---------------------------------------------------------------------------
SHARE CLASS                                                                  FEE(1)
------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares                      $27.00 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Class K shares                             0.20% of the average daily net asset value of all Class K shares.
------------------------------------------ ---------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may voluntarily absorb expenses for the Fund. NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE CLASS K SHARES OF THE LARGE COMPANY GROWTH FUND BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED UNTIL JUNE 30, 2003.

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE ($)          EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Large Company Growth Fund - Investor Class(1)


12/31/02(2)                     14,243                  0                 0                     0            14,243

(1)While the Fund's predecessor, Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any transfer agent fees or expenses.
(2) For the three-month fiscal period ended December 31, 2002.

                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) any one issuer or (2) two or more issuers controlled by the RIC and engaged in the same or similar trades or businesses or related trades or businesses. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes to shareholders.

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax. The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CAPITAL LOSS CARRYOVERS

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2002, the Funds in the table below anticipated the following capital loss carryovers:

FUND                                          CAPITAL LOSS CARRYOVER ($)                    EXPIRATION DATE
----                                          --------------------------                    ---------------
Large Company Growth Fund                                   $  9,760,514                          2009-2010

DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this selection, each shareholder would (1) be required to include in gross income paid by the RIC and
(2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the fair value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.

Equity securities are valued at the last sales price on the Nasdaq or, if not traded on the Nasdaq, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board.

Debt securities are valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of the Fund. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor determines that the fair value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

FEDERAL RESERVE SYSTEM

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS

The Fund, the Advisor, and/or the Administrator may waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. The Strong Funds offer a prototype plan for you to establish your own traditional IRA. For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your traditional IRA (or up to $6,000 or 100% of earned income between your traditional IRA and your non-working spouse's traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for traditional IRA contributions will increase from the current maximum of $3,000 to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.

Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2003 through 2005
o        $1,000 for 2006 and each year thereafter.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.

If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2003 through 2005
o        $1,000 for 2006 and each year thereafter.

COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into a Coverdell Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to a Coverdell Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $8,000, for the year 2003, on a pre-tax basis, to a SIMPLE IRA account. The SIMPLE IRA deferral limit will increase as follows:

$9,000 in 2004
$10,000 in 2005

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$1,000 for 2003
$1,500 for 2004
$2,000 for 2005
$2,500 for 2006 and thereafter

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "series" of common stock of a Corporation, as described in the chart below:

                                                      Incorporation   Date Series  Date Class   Authorized      Par
Corporation                                                Date         Created      Created      Shares     Value ($)
----------------------------------------------------- --------------- ------------ ------------ ------------ ----------
Strong Equity Funds, Inc.(1)                             12/28/90                               Indefinite    .00001
   - Strong Advisor Large Company Core Fund(2)                          8/2/02                  Indefinite    .00001
       oClass A(3)                                                                   08/2/02    Indefinite    .00001
       oClass B                                                                      08/2/02    Indefinite    .00001
       oClass C                                                                      08/2/02    Indefinite    .00001
       oClass K                                                                      08/2/02    Indefinite    .00001
   - Strong Advisor Mid Cap Growth Fund(2)                             10/28/96                 Indefinite    .00001
       oClass A(3)                                                                  11/30/00    Indefinite    .00001
       oClass B                                                                     11/30/00    Indefinite    .00001
       oClass C                                                                     11/30/00    Indefinite    .00001
       oClass Z(4)                                                                  10/28/96    Indefinite    .00001
   - Strong Advisor Small Cap Value Fund (2)                           12/10/97                 Indefinite    .00001
       oClass A(3)                                                                  11/30/00    Indefinite    .00001
       oClass B                                                                     11/30/00    Indefinite    .00001
       oClass C                                                                     11/30/00    Indefinite    .00001
       oClass Z(4)                                                                  12/10/97    Indefinite    .00001
   - Strong Advisor Utilities and Energy Fund (2)                       7/22/02                 Indefinite    .00001
       oClass A(3)                                                                   7/22/02    Indefinite    .00001
       oClass B                                                                      7/22/02    Indefinite    .00001
       oClass C                                                                      7/22/02    Indefinite    .00001
   - Strong Dow 30 Value Fund (2)                                      12/10/97                 Indefinite    .00001
       oInvestor Class(5)                                                           12/10/97    Indefinite    .00001
   - Strong Enterprise Fund(2)                                          9/15/98                 Indefinite    .00001
       oInvestor Class(6)                                                            9/15/98    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
           oClass K                                                                  8/2/02     Indefinite    .00001
   - Strong Growth Fund (2)                                            12/28/90                 Indefinite    .00001
       oInvestor Class(6)                                                           12/28/90    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
       oInstitutional Class                                                          2/17/00    Indefinite    .00001
       oClass C                                                                     12/06/02    Indefinite    .00001
       oClass K                                                                      8/2/02     Indefinite    .00001
   - Strong Growth 20 Fund (2)                                          6/04/97                 Indefinite    .00001
       oInvestor Class(6)                                                            6/04/97    Indefinite    .00001
       oAdvisor Class                                                                2/17/00    Indefinite    .00001
   - Strong Index 500 Fund (2)                                          4/08/97                 Indefinite    .00001
       oInvestor Class(5)                                                            4/08/97    Indefinite    .00001
   - Strong Large Cap Core Fund (2) (7)                                 5/4/98                  Indefinite    .00001
       oInvestor Class(5)                                                            5/4/98     Indefinite    .00001
   - Strong Large Company Growth Fund                                   8/2/02                  Indefinite    .00001
       oInvestor Class(8)                                                            8/2/02     Indefinite    .00001
       oClass K                                                                    ___/___/03   Indefinite    .00001
   - Strong Mid Cap Disciplined Fund (2)                               12/15/98                 Indefinite    .00001
       oInvestor Class(5)                                                           12/15/98    Indefinite    .00001
   -Strong Technology 100 Fund (2)                                     12/14/99                 Indefinite    .00001
       oInvestor Class(5)                                                           12/14/99    Indefinite    .00001
   -Strong U.S. Emerging Growth Fund (2)                               12/15/98                 Indefinite    .00001
       oInvestor Class(5)                                                           12/15/98    Indefinite    .00001
   - Strong Value Fund (2)                                             11/01/95                 Indefinite    .00001
       oInvestor Class(5)                                                           11/01/95    Indefinite    .00001

(1)  Prior to November 1, 1995, the  Corporation's  name was Strong Growth Fund,
     Inc.
(2) Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
(3) The former Class L shares were redesignated and converted into Class A shares on December 27, 2001.
(4) Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
(5) Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
(7) Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.
(8) The Large Company Growth Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

The Strong Large Company Growth Fund is a diversified series of Strong Equity Funds, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor and/or Administrator may agree to waive or reduce its fee and/or to absorb certain operating expenses for the Fund. Waivers of fees and absorption of expenses will have the effect of increasing the Fund's performance.

A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.

The Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund. As a result, the Fund's return information prior to the acquisition was derived from the performance of the Rockhaven Premier Dividend Fund. The performance results for the Class K shares of the Fund, which were first offered on June 30, 2003, are based on the historical performance of the Fund's Investor Class shares from the inception of the Fund through June 29, 2003. The performance figures for each class of shares will vary based on differences in their expense ratios.

DISTRIBUTION RATE

The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve-month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return information (before and after taxes) is calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by the Fund during the period were reinvested in shares of the Fund when paid.

Before tax average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

P(1+T)n=ERV

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period

The Fund's after tax average annual total return information may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by the Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n=ATVD

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return (after taxes on distributions) n = number of years
              ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions, but not on redemption

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)n=ATVDR

Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return (after taxes on distributions and redemption) n = number of years ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect for each of these categories. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not reflected.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class performance, adjusted for sales charges and higher expenses, if any, among the classes.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

                                  TOTAL RETURN

For purposes of the tables below, the ending value is calculated based on an initial investment of $10,000 and was then used to calculate the cumulative total return.

LARGE COMPANY GROWTH FUND(1)

INVESTOR CLASS

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------

----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
One Year            $10,000           $8,111           -18.89%       -18.89%     -19.62%            -11.56%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
Five Years          $10,000           $13,462           34.62%         6.13%       4.39%              4.37%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
Life of Fund(2)     $10,000           $13,605           36.05%         6.15%       4.44%              4.39%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------

(1) Performance information does not reflect the Rockhaven Premier's maximum initial sales charge of 5.75%, which was charged between September 17, 1999 and September 13, 2002. If it did, returns would be lower than those shown.
(2) The Fund's performance prior to September 16, 2002, is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

CLASS K(2)

------------------------------- -------------------- ------------- ---------------------------------------------------
AS OF DECEMBER 31, 2002                                                       Average Annual Total Return
------------------------------- -------------------- ------------- ---------------------------------------------------
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
                                                                                                   After Taxes on
                  Initial $       Ending $ Value     Cumulative                    After Taxes on  Distributions and
Time Period       Investment     December 31, 2002   Total Return   Before Taxes   Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------

----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
One Year            $10,000           $8,111           -18.89%       -18.89%     -19.62%            -11.56%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
Five Years          $10,000           $13,462           34.62%         6.13%       4.39%              4.37%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------
Life of Fund(3)     $10,000           $13,605           36.05%         6.15%       4.44%              4.39%
----------------- ------------- -------------------- ------------- ---------- ---------------- -----------------------

(1) Performance information does not reflect the Rockhaven Premier's maximum initial sales charge of 5.75%, which was charged between September 17, 1999 and September 13, 2002. If it did, returns would be lower than those shown.
(2)  First offered on June 30, 2003.
(3) The Fund's performance prior to September 16, 2002, is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as MONEY, FORBES, KIPLINGER'S, SMART MONEY, FINANCIAL WORLD, BUSINESS WEEK, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, MUTUAL FUND MAGAZINE, BARRON'S, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Administrator, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Administrator, or the Distributor.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

HISTORICAL FOREIGN CURRENCY INFORMATION. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Large Company Growth Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the fund may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


FUND NAME                                         INVESTMENT OBJECTIVE


------------------------------------------------ -------------------------------------------------------------------
CASH MANAGEMENT
------------------------------------------------ -------------------------------------------------------------------
Strong Florida  Municipal Money Market Fund      Federal tax-exempt current income,  a stable  share price, and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong  Heritage  Money Fund                     Current  income,  a stable  share price,  and daily
                                                 liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong  Money  Market Fund                       Current  income,  a stable  share  price,  and daily
                                                 liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Municipal Money Market Fund               Federal tax-exempt current income, a stable share-price,
                                                 and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Tax-Free Money Fund                       Federal tax-exempt current income, a stable share-price, and daily liquidity.
------------------------------------------------ -------------------------------------------------------------------
Strong Ultra Short-Term Income Fund              Current income with a very low degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Ultra Short-Term Municipal Income Fund    Federal  tax-exempt current  income with a very low degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
GROWTH AND INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong Balanced Fund                             High total return consistent with reasonable risk
                                                 over the long term.
------------------------------------------------ -------------------------------------------------------------------
Strong  Blue Chip Fund                           Total  return by  investing  for both  income and capital
                                                 growth.
------------------------------------------------ -------------------------------------------------------------------
Strong  Dividend  Income  Fund                   Total  return by  investing  for both  income and
                                                 capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Energy Fund                               Total return by investing for both capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth and Income Fund                    High total return by investing for capital growth and income.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Company Growth Fund                 Total return by investing for both income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Multi Cap Value Fund                      Long-term capital growth.  Current income is a secondary
                                                 objective.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong All Cap Value Fund                        Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Discovery Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Dow 30 Value Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Endeavor Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Enterprise Fund                           Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Growth Fund                               Capital growth.
------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
Strong Growth 20 Fund                            Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Index 500 Fund                            To replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Cap Core Fund                       Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Large Cap Growth Fund                     Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Mid Cap Disciplined Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Opportunity Fund                          Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Small Company Value Fund                  Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Strategic Value Fund                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Technology 100 Fund                       Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong U.S. Emerging Growth Fund                 Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Value Fund                                Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------




------------------------------------------------ -------------------------------------------------------------------
INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate Bond Fund                       Total return by investing  for a high level of current income with a moderate  degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Corporate Income Fund                     Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Government Securities Fund                Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield Bond Fund                      Total return by investing for a high level of current income and capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term Bond Fund                      Total return by investing  for a high level of current  income with a
                                                 low   degree   of   share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund           Total return by investing for a high  level of  current  income
                                                 with  a   moderate   degree  of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term Income Fund                    Total return by investing for a high level of current income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
INTERNATIONAL EQUITY
------------------------------------------------ -------------------------------------------------------------------
Strong Asia Pacific Fund                         Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Overseas Fund                             Capital growth.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
LIFE STAGE SERIES
------------------------------------------------ -------------------------------------------------------------------
Strong Aggressive Portfolio                      Capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Conservative Portfolio                    Total return by  investing  primarily for income and  secondarily for capital growth.
------------------------------------------------ -------------------------------------------------------------------
Strong Moderate Portfolio                        Total return by  investing primarily for capital growth and  secondarily for income.
------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------
MUNICIPAL INCOME
------------------------------------------------ -------------------------------------------------------------------
Strong High-Yield  Municipal Bond Fund           Total return by investing for a high level of federally
                                                 tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund          Total  return by investing for a high level of federally
                                                 tax-exempt current income.
------------------------------------------------ -------------------------------------------------------------------
Strong Minnesota  Tax-Free  Fund                 Total return by investing  for a high level of current income that is exempt from federal and Minnesota personal income taxes.
------------------------------------------------ -------------------------------------------------------------------
Strong Municipal Bond Fund                       Total return by investing  for a high level of  federally  tax-exempt current  income with a moderate degree of share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term High Yield Municipal Fund      Total  return by investing for a high level of federally
                                                 tax-exempt  current income with a moderate degree of
                                                 share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Short-Term  Municipal Bond Fund           Total return by investing for a high level of federally
                                                 tax-exempt  current income with a low degree of  share-price fluctuation.
------------------------------------------------ -------------------------------------------------------------------
Strong Wisconsin  Tax-Free Fund                  Total return by investing  for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
------------------------------------------------ -------------------------------------------------------------------

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                             STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

       UNDER 1 YEAR                1 OR MORE YEARS              4 OR MORE YEARS                5 OR MORE YEARS
       ------------                ---------------              ---------------                ---------------
Florida Municipal Money      Ultra Short-Term             Conservative Portfolio       Aggressive Portfolio
Market Fund                  Income Fund                  Corporate Bond Fund          All Cap Value Fund
Heritage Money Fund          Ultra Short-Term Municipal   Corporate Income Fund        Asia Pacific Fund
Money Market Fund            Income Fund                  Government Securities Fund   Balanced Fund
Municipal Money Market Fund                               High-Yield Bond Fund         Blue Chip Fund
Tax-Free Money Fund          2 OR MORE YEARS              High-Yield Municipal         Discovery Fund
                             ---------------              Bond Fund                    Dividend Income Fund
                             Short-Term Bond Fund         Intermediate Municipal       Dow 30 Value Fund
                             Short-Term High Yield        Bond Fund                    Endeavor Fund
                             Bond Fund                    Minnesota Tax-Free Fund      Energy Fund
                             Short-Term High Yield        Municipal Bond Fund          Enterprise Fund
                             Municipal Fund               Wisconsin Tax-Free Fund      Growth Fund
                             Short-Term Income Fund                                    Growth 20 Fund
                             Short-Term Municipal                                      Growth and Income Fund
                             Bond Fund                                                 Index 500 Fund
                                                                                       Large Cap Core Fund
                                                                                       Large Cap Growth Fund
                                                                                       Large Company Growth Fund
                                                                                       Mid Cap Disciplined Fund
                                                                                       Moderate Portfolio
                                                                                       Multi Cap Value Fund
                                                                                       Opportunity Fund
                                                                                       Overseas Fund
                                                                                       Small Company Value Fund
                                                                                       Strategic Value Fund
                                                                                       Technology 100 Fund
                                                                                       U.S. Emerging Growth Fund
                                                                                       Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a Fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of (SIGMA)(xi - xm)2

                                                 n-1

Where:   (SIGMA) = "the sum of"
         xi = each individual return during the time period xm = the average return over the time period n = the number of individual returns during the time period

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwest-based investment advisor owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once each year, or when your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions, request information, make up your own mind, and choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services Inc., an affiliate of the Advisor, offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and, therefore, are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.   Schedules of Investments in Securities.
2.   Statements of Assets and Liabilities.
3.   Statements of Operations.
4.   Statements of Changes in Net Assets.
5.   Notes to Financial Statements.
6.   Financial Highlights.
7.   Report of Independent Accountants.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.


                            MOODY'S LONG-TERM RATINGS

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the `AAA(xxx)' Long-term national rating category or to categories below `CCC (xxx)'.


                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


              STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than `F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                           APPENDIX B - SHARE CLASSES

CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY REQUIREMENTS

Class K shares are available for purchase by the following categories of investors:

o Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

o Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

o    Any Strong fund of funds structure such as Strong Life Stage Series, Inc;

o Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and

o    The Advisor or any of its affiliates.

                            STRONG EQUITY FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

         NO.      DESCRIPTION

(a)      Articles of Incorporation effective August 1, 1996(2)
(a.1)    Amendment to Articles of Incorporation effective October 24, 1996(3)
(a.2)    Amendment to Articles of Incorporation effective April 7, 1997(4)
(a.3)    Amendment to Articles of Incorporation effective June 4, 1997(5)
(a.4)    Amendment to Articles of Incorporation effective December 10, 1997(6)
(a.5)    Amendment to Articles of Incorporation effective May 4, 1998(7)
(a.6)    Amendment to Articles of Incorporation effective September 14, 1998(8)
(a.7)    Amendment to Articles of Incorporation effective December 15, 1998(9)
(a.8)    Amendment to Articles of Incorporation effective February 2, 1999(10)
(a.9)    Amendment to Articles of Incorporation effective December 13, 1999(11)
(a.10)   Amendment to Articles of Incorporation dated February 17, 2000(12)
(a.11)   Amendment to Articles of Incorporation dated November 30, 2000(13)
(a.12)   Amendment to Articles of Incorporation effective May 1, 2001(14)
(a.13)   Amendment to Articles of Incorporation effective December 27, 2001(17)
(a.14)   Amendment to Articles of Incorporation effective July 22, 2002(20)
(a.15)   Amendment to Articles of Incorporation effective August 2, 2002(21)
(a.16)   Amendment to Articles of Incorporation effective December 6, 2002(24)
(a.17)   Amendment to Articles of Incorporation effective__________, 2003*
(b)      Bylaws dated October 20, 1995(1)
(b.1)    Amendment to Bylaws dated May 1, 1998(7)
(b.2)    Amendment to Bylaws dated April 5, 2001(14)
(b.3)    Amendment to Bylaws dated March 1, 2002(18)
(c)      Specimen Stock Certificate(13)
(d)      Amended and Restated Investment Advisory Agreement
         (Excluding Index 500 Fund)(16)
(d.1)    Amended and Restated Subadvisory Agreement (Value Fund)(16)
(d.2)    Amended and Restated Subadvisory Agreement
         (U.S. Emerging Growth Fund)(18)
(d.3)    Investment Subadvisory Agreement (Advisor Utilities
         and Energy Fund)(20)
(d.4) Expense Cap/Reimbursement Agreement (Advisor Large Company Core Fund and Large Company Growth Fund)(22)
(e) Distribution Agreement - Investor Class, Advisor Class, Institutional Class, Class A, Class K, and Class Z Shares(14)
(e.1)    Class B and Class C Shares Distribution Agreement(14)
(e.2)    Dealer Agreement (Advisor Class Shares)(12)
(e.3)    Mutual Fund Distribution and Shareholder Services Agreement(13)
(e.4)    Services Agreement(12)
(f)      Inapplicable
(g)      Custodian and Remote Access Agreement (Excluding Index 500 Fund)(15)
(g.1)    Custody Agreement with Investors Bank and Trust (Index 500 Fund)(4)
(h)      Amended and Restated Transfer and Dividend Disbursing Agent
         Agreement(19)
(h.1)    Shareholder Servicing Agent Agreement (Index 500 Fund)(25)
(h.2)    Investor Class Shares Administration Agreement(17)
(h.3)    Advisor Class Shares Administration Agreement(17)
(h.4)    Institutional Class Shares Administration Agreement(17)
(h.5)    Class Z Shares Administration Agreement(17)
(h.6)    Class A, B, and C Shares Administration Agreement(17)
(h.7)    Class K Shares Administration Agreement(21)
(h.8)    Third Party Feeder Fund Agreement (Index 500 Fund)(4)
(i)      Opinion and Consent of Counsel (Value Fund Investor Class)(1)
(i.1)    Opinion and Consent of Counsel (Index 500 Fund Investor Class)(4)
(i.2)    Opinion and Consent of Counsel (Dow 30 Value Fund Investor Class)(6)
(i.3)    Opinion and Consent of Counsel (Large Cap Core Fund Investor Class)(7)
(i.4) Opinion and Consent of Counsel (Mid Cap Disciplined Fund and U.S. Emerging Growth Fund Investor Class)(9)
(i.5)    Opinion and  Consent of Counsel  (Technology  100 Fund  Investor
         Class)(11)
(i.6)    Opinion  and Consent of Counsel  (Enterprise  Fund and Growth 20
         Fund Investor and Advisor Class and Growth Fund Investor, Advisor, and Institutional Class)(12)
(i.7) Opinion and Consent of Counsel (Advisor Mid Cap Growth Fund and Advisor Small Cap Value Fund Class A, B, C, and Z)(13)
(i.8)    Opinion and Consent of Counsel (Advisor Utilities and Energy Fund
         Class A, B, and C)(20)
(i.9)    Opinion and Consent of Counsel (Enterprise Fund and Growth
         Fund Class K)(21)
(i.10)   Opinion and Consent of Counsel (Advisor Large Company Core Fund
         Class A, B, C and K and Large Company Growth Fund Investor Class)(22)
(i.11)   Opinion and Consent of Counsel (Growth Fund Class C)(24)
(i.12)   Opinion and Consent of Counsel (Enterprise Fund Institutional Class)*
(i.13)   Opinion and Consent of Counsel (Large Company Growth Fund Class K)*
(j)      Consent of Independent Accountants*
(k)      Inapplicable
(l)      Inapplicable
(m)      Amended and Restated Rule 12b-1 Distribution Plan(16)
(n)      Amended and Restated Rule 18f-3 Multiple Class Plan(18)
(p)      Code of Ethics for Access Persons dated November 8, 2002(23)
(p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002(23)
(p.2)    Subadvisor's Code of Ethics dated January 1999 (U.S. Emerging Growth
         Fund)(14)
(p.3)    Subadvisor's Code of Ethics dated December 2000 (Value Fund)(14)
(p.4)    Barclay's Code of Ethics dated December 11, 2000 (Index 500 Fund) (14)
(p.5) Master Investment Portfolio's Code of Ethics dated August 16, 2000 (Index 500 Fund) (14)
(p.6)    Subadvisor's Code of Ethics (Advisor Utilities and Energy)(20)
(q)      Power of Attorney dated December 27, 2001(17)
(q.1)    Power of Attorney dated May 3, 2002(19)
(q.2)    Power of Attorney for the Master Investment Portfolio (25)
(r)      Letter of Representation*

--------------------------

*To be filed at a later date.

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 28, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on or about June 27, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on or about December 24, 1997.

(7) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on or about September 29, 1998.

(9) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on or about December 30, 1998.

(10) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on or about December 27, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on or about April 27, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on or about June 29, 2001.

(16) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on or about August 3, 2001.

(17) Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on or about December 27, 2001.

(18) Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on or about April 29, 2002.

(19) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on or about May 6, 2002.

(20) Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on or about July 29 2002.

(21) Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on or about August 29, 2002.

(22) Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on or about September 9, 2002.

(23) Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on or about November 15, 2002.

(24) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on or about December 20, 2002.

(25) Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on or about April 30, 2003.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

        Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

        Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund's advisor and underwriter, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"),
Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                           SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections
         180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                           SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                           SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                           SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          ADVISOR LARGE COMPANY CORE, ADVISOR MID CAP GROWTH, ADVISOR SMALL CAP VALUE, DOW 30 VALUE, ENTERPRISE, GROWTH, GROWTH 20, LARGE CAP CORE, LARGE COMPANY GROWTH, MID CAP DISCIPLINED, AND TECHNOLOGY 100 FUNDS

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         ADVISOR UTILITIES AND ENERGY, VALUE, AND U.S. EMERGING GROWTH FUNDS

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," "Investment Subadvisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         INDEX 500 FUND

         The information contained under "Who is the Fund's investment advisor?" in the Prospectus and under "Directors and Officers" "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

        (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Balanced Stock Fund, Inc., Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

        (b)

NAME AND PRINCIPAL                  POSITIONS AND OFFICES             POSITIONS AND OFFICES
BUSINESS ADDRESS                    WITH UNDERWRITER                  WITH FUND

David A. Braaten                    Director and President             none
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato                  Executive Vice President           none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                    Vice President, Chief              Vice President and Secretary
100 Heritage Reserve                Compliance Officer, Secretary,
Menomonee Falls, WI  53051          and General Counsel

Jahn Hanshaft                       Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                         Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                     Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Mark S. Georg                       Senior Compliance Officer          none
100 Heritage Reserve
Menomonee Falls, WI  53051

Adym W. Rygmyr                      Assistant Secretary                none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                   Chief Financial Officer            Vice President
100 Heritage Reserve                and Treasurer
Menomonee Falls, WI  53051

Kevin J. Scott                      Assistant Treasurer                none
100 Heritage Reserve
Menomonee Falls, WI  53051

        (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

        All accounts,  books,  or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

        None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 1st day of May 2003.



                                               STRONG EQUITY FUNDS, INC.
                                               (Registrant)

                                               BY: /s/ Richard W. Smirl
                                                   --------------------------
                                                Richard W. Smirl Vice President
                                                and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF


                                                Chairman of the Board (Principal Executive
/s/ Richard S. Strong                           Officer) and a Director                            May 1, 2003
-----------------------------------------------
Richard S. Strong

                                                Treasurer (Principal Financial and
/s/ John W. Widmer                              Accounting Officer)                                May 1, 2003
-----------------------------------------------
John W. Widmer


                                                Director                                           May 1, 2003
-----------------------------------------------
Willie D. Davis*


                                                Director                                           May 1, 2003
-----------------------------------------------
William F. Vogt*


                                                Director                                           May 1, 2003
-----------------------------------------------
Stanley Kritzik*


                                                Director                                           May 1, 2003
-----------------------------------------------
Neal Malicky*


                                                Director                                          May 1, 2003
-----------------------------------------------
Gordan Greer*

* Richard W. Smirl signs this document pursuant to the powers of attorney filed with Post-Effective Amendment Nos. 43 and 45 to the Registration Statement on Form N-1A.


                                             By: /s/ Richard W. Smirl
                                                -------------------------------
                                                 Richard W. Smirl

                                  EXHIBIT INDEX

                                                              EDGAR
  EXHIBIT NO.                 EXHIBIT                         EXHIBIT NO.
  -----------                 -------                        -----------

    None